                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

           Filed by the Registrant [X]
           Filed by a party other than the Registrant [ ]
           Check the appropriate box:
      [ ]  Preliminary Proxy Statement     [ ] Confidential, For Use of the Com-
      [X]  Definitive Proxy Statement          mission Only (as permitted by
                                               Rule 14a-6(e)(2))
      [ ]  Definitive Additional Materials

      [ ]  Soliciting Material Under Rule 14a-12

                           PERSISTENCE SOFTWARE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]   No fee required.

     [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
           0-11.

     (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2)   Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5)   Total fee paid:

--------------------------------------------------------------------------------
   [ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount previously paid:

--------------------------------------------------------------------------------
     (2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3)   Filing Party:

--------------------------------------------------------------------------------
     (4)   Date Filed:

--------------------------------------------------------------------------------

                           PERSISTENCE SOFTWARE, INC.

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 7, 2001

    The Annual Meeting of Stockholders for the year ended December 31, 2000 (the "Annual Meeting") of Persistence Software, Inc., a Delaware corporation (the "Company") located at 1720 South Amphlett Boulevard, Third Floor, San Mateo, California, 94402, will be held at the Marriott Hotel, 1770 South Amphlett Boulevard, San Mateo, California, 94402 on Thursday, June 7, 2001, 2:00 p.m. local time, for the following purposes:

    1. To elect one (1) Class II director to serve until the Annual Meeting of the stockholders for the year ending December 31, 2003.

    2. To approve amendments to the Company's 1997 Stock Plan: (1) to increase the number of shares reserved for issuance under the plan, effective as of the Annual Meeting date, by 145,000 shares and (2) to increase the number of shares by which this plan shall be automatically increased (the "evergreen provision") on the first day of each year beginning in 2002, 2003, 2004 and 2005 from (i) the lesser of 840,000 shares, 4.33% of the outstanding shares of Common Stock on the last day of the immediately preceding year or such lesser number of shares as determined by the Board of Directors, to (ii) the lesser of 985,000 shares, 4.94% of the outstanding shares of Common Stock on the last day of the immediately preceding year, or such lesser number of shares as determined by the Board of Directors.

    3. To approve the amendment of the Company's 1999 Directors Stock Option Plan (the "Directors Plan"): (i) to increase the number of shares underlying each Subsequent Option (as defined in the Directors Plan) automatically granted to non-employee directors who become members of the Board of Directors after June 24, 1999 (the effective date of the Company's initial public offering) from (A) an option to purchase 4,000 shares of Common Stock on the first day of each fiscal year beginning at least two years after the date such person becomes a member of the Board of Directors, to (B) an option to purchase 10,000 shares of Common Stock on the first day of each fiscal year after the date of the Second Option grant (as defined in the Directors Plan), and (ii) to increase the number of shares underlying each option automatically granted to non-employee directors who became members of the Board of Directors on or before the effective date of the Company's initial public offering from (A) an option to purchase 4,000 shares of Common Stock on the first day of each fiscal year, to (B) an option to purchase 10,000 shares of Common Stock on the first day of each fiscal year.

    4. To ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 2001.

    5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

    The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

    The Board of Directors has fixed the close of business on April 13, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

    All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                         By Order of the Board of Directors,

                                         /s/ Christine Russell
                                         Christine Russell
                                         Chief Financial Officer and Secretary

San Mateo, CA
May 3, 2001

                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         THANK YOU FOR ACTING PROMPTLY.

                           PERSISTENCE SOFTWARE, INC.
                     1720 SOUTH AMPHLETT BLVD., THIRD FLOOR
                              SAN MATEO, CA 94402
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Persistence Software, Inc., a Delaware corporation (the "Company") located at 1720 South Amphlett Boulevard, Third Floor, San Mateo, California, 94402, of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders for the year ended December 31, 2000 (the "Annual Meeting") to be held at the Marriott Hotel, 1770 South Amphlett Boulevard, San Mateo, California, 94402, on Thursday, June 7, 2001, 2:00 p.m. local time, and any adjournment or postponement thereof.

     This Proxy Statement, the enclosed proxy card and the Company's Annual Report on Form 10-K for the year ended December 31, 2000, including financial statements, were first mailed to stockholders entitled to vote at the meeting on or about April 27, 2001.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Christine Russell) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

RECORD DATE; VOTING SECURITIES

     The close of business on April 13, 2001 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had approximately 20,005,255 shares of Common Stock outstanding and held of record by approximately 170 stockholders.

VOTING AND SOLICITATION

     Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters. Shares of Common Stock may not be voted cumulatively.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of the Company's transfer agent. In general, Delaware law provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. The Inspector will determine whether or not a quorum is present. The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting, which means that the nominee receiving the greatest number of affirmative votes will be elected. All other matters submitted to the stockholders will require the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present, as required under Delaware law for approval of proposals presented to stockholders. The Inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and as negative votes for purposes of determining the approval of any matter submitted to the stockholders for a vote.

     The shares represented by the proxies received and properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted FOR the election of the director, FOR the amendments to the 1997 Stock Plan, FOR the amendment to the 1999 Directors' Stock Option Plan, FOR ratification of the appointment of the designated independent auditors, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will be counted for determining the presence or absence of a quorum for the meeting but will not be counted for the purpose of determining the number of votes cast for that particular matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general requirements of Delaware law concerning voting of shares and determination of a quorum.

     The solicitation of proxies will be conducted by mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

                                 PROPOSAL NO. 1

                         ELECTION OF CLASS II DIRECTOR

NOMINEES

     At the Annual Meeting, the stockholders will elect one Class II director to a three-year term to serve until the Annual Meeting of stockholders for the year ended December 31, 2003 or until his respective successor is elected and qualified. In the event the Class II nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe the Class II director named below will be unable or unwilling to serve as a nominee or as a director if elected. All members of the Company's Board of Directors hold office until their successors are duly elected and qualified. Directors may be removed from office with cause by vote of a majority of the outstanding shares of Common Stock. Directors may be removed from office without cause by vote of the holders of at least 66 2/3% of the outstanding shares of Common Stock.

     Assuming a quorum is present, if the nominee receives the highest number of affirmative votes of shares entitled to be voted for him of all nominees presented at the meeting, he will be elected as a Class II director of the Company for the ensuing three years. Unless marked otherwise, proxies received will be voted FOR the election of the Class II nominee named below. In the event that additional persons are nominated for election as Class II directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the Class II nominee listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

     The name of the nominee, his age as of February 28, 2001 and certain other information about him are set forth below:

                  NAME OF NOMINEE                    AGE     PRINCIPAL OCCUPATION     DIRECTOR SINCE   CLASS
                  ---------------                    ---     --------------------     --------------   -----
Sanjay Vaswani(1)(2)...............................  41    Managing Partner, Center   October 2000      II
                                                           for Corporate Innovation

---------------
(1) Member of Audit Committee

(2) Member of Compensation Committee

     Sanjay Vaswani has served as a director of the Company since October 2000. Since November 1990, Mr. Vaswani has been a Managing Partner of the Center for Corporate Innovation, Inc., a management consulting firm. From 1987 to 1990, he was an associate for McKinsey & Company, a management consulting firm. Mr. Vaswani also serves as a director of several private and foreign companies. Mr. Vaswani holds an MBA from the Wharton School of Business at the University of Pennsylvania, and a B.B.A., summa cum laude, from the University of Texas at Austin.

     In addition, the Company has two other classes of directors: Class I, whose term expires at the annual meeting of stockholders for the year ending December 31, 2002, and Class III, whose term expires at the annual meeting of stockholders for the year ending December 31, 2001.

     The names of the Class I and Class III directors, their ages as of February 28, 2001 and certain other information about them are set forth below:

        NAME OF DIRECTOR          AGE         PRINCIPAL OCCUPATION        DIRECTOR SINCE   CLASS
        ----------------          ---         --------------------        --------------   -----
Christopher T. Keene............  40    Chairman of the Board and Chief     June 1991      III
                                        Executive Officer, Persistence
                                        Software
Gregory Ennis(1)(2).............  35    Managing Director, Thompson       November 1996     I
                                        Clive & Partners Inc.
Joseph P. Roebuck(1)(2).........  65    Former Vice President of            May 1999        I
                                        Strategic Sales, Sun
                                        Microsystems

---------------
(1) Member of Audit Committee.

(2) Member of the Compensation Committee.

     Christopher T. Keene co-founded the Company and has served as Chief Executive Officer and a director since June 1991 and as Chairman of the Board since April 1999. From June 1991 to April 1999, Mr. Keene also served as President. Before founding the Company, Mr. Keene was a Manager at McKinsey & Co., a management consulting firm, from July 1987 to June 1991. Mr. Keene holds a B.S. degree in Mathematical Sciences with honors from Stanford University and an M.B.A. degree from The Wharton School at the University of Pennsylvania.

     Gregory Ennis has served as a director of the Company since November 1996. Since March 1997, Mr. Ennis has been a Managing Director of the U.S. operations of Thompson Clive Inc., an international venture capital group. From July 1995 to March 1997, Mr. Ennis was a Director of Thompson Clive Inc., having served as an Associate since 1992. Previously, Mr. Ennis was a project analyst with Citibank in Frankfurt, Germany. Mr. Ennis holds an A.B. degree in Economics and Political Science from Stanford University and an M.B.A. degree from The Anderson School at the University of California at Los Angeles.

     Joseph P. Roebuck has served as a director since May 1999. From November 1998 until November 2000, Mr. Roebuck served as Vice President of Strategic Sales for Sun Microsystems, a manufacturer of hardware and software systems. From October 1993 to October 1998, Mr. Roebuck served as Vice President of Worldwide Sales, Computer Systems Division at Sun Microsystems. Mr. Roebuck received an A.B. degree in Liberal Arts from Cornell University.

     There are no family relationships among any of the directors or executive officers of the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the period from January 1, 2000 through December 31, 2000 (the "last fiscal year"), the Board met four times and no director attended fewer than 75% of the aggregate number of meetings of the Board and meetings of the committees of the Board on which he served. The Board has an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing the functions of a nominating committee.

     A nomination for a director made by a stockholder to be brought at the Annual Meeting must be received by Christine Russell, the Chief Financial Officer and Secretary, at the address of the Company's executive offices set forth above by May 18, 2001. If the Company is not notified of a nomination for director or any other stockholder proposal by May 18, 2001, then the proxies held by management of the Company provide discretionary authority to vote against such stockholder proposal, even though such proposal is not discussed in the Proxy Statement. Nominations for directors or any other proposals made by stockholders that are intended to be included in the Company's proxy statement for the annual meeting for the year ended December 31,

2001 must be received by January 3, 2002. See "Deadline for Receipt of Stockholder Proposals for Annual Meeting for the Year Ending December 31, 2001."

     In 2000, the Audit Committee consisted of non-employee directors Gregory Ennis and William J. Harding until April 2000 when the new Audit Committee charter was adopted and non-employee director Jack Hancock was elected as the third member of the Audit Committee. Mr. Harding resigned as a member of the Board of Directors and the Audit Committee in September 2000 and Sanjay Vaswani was elected as a member of the Audit Committee in October 2000 to fill the vacancy on the Audit Committee. The Audit Committee held four meetings during 2000. In April 2000, the Company adopted a new Audit Committee charter in compliance with Nasdaq rules enacted in December 1999 (See Appendix A). In February 2001, Mr. Hancock resigned as a member of the Board of Directors and the Audit Committee. In March 2001, Joseph Roebuck, one of the Company's non-employee directors, was elected as a member of the Audit Committee. The Audit Committee recommends the engagement of the firm of certified public accountants to audit the financial statements of the Company and monitors the effectiveness of the audit effort, the Company's financial and accounting organization and its system of internal accounting controls.

     In 2000, the Compensation Committee consisted of non-employee directors Gregory Ennis and Jack Hancock and held ten meetings during 2000. In March 2001, directors Joseph Roebuck and Sanjay Vaswani joined the Compensation Committee after Mr. Hancock's resignation. Its functions are to establish and administer the Company's policies regarding annual executive salaries and cash incentives and long-term equity incentives. The Compensation Committee administers the Company's 1997 Stock Plan, 1999 Directors' Stock Option Plan and 1999 Employee Stock Purchase Plan.

COMPENSATION OF DIRECTORS

     Directors do not currently receive compensation for their services as members of the Board of Directors except for periodic reimbursement of travel expenses. Employee directors are eligible to participate in the 1997 Stock Plan and the 1999 Employee Stock Purchase Plan. Non-employee directors are eligible to participate in the 1997 Stock Plan and the 1999 Directors' Stock Option Plan (the "Directors Plan"). The Directors Plan currently provides that each non-employee director who joined the Board of Directors prior to June 24, 1999, the date of the Company's initial public offering (a "Preexisting Outside Director") is automatically granted an option to purchase 4,000 shares of Common Stock on the first day of each fiscal year. If Proposal No. 3 is approved by the stockholders at the Annual Meeting, this number of shares will be increased such that each Preexisting Outside Director will instead receive an option to purchase 10,000 shares of Common Stock on the first day of each fiscal year, starting on January 1, 2002. In addition, the Directors Plan currently provides that each non-employee director who joins the Board of Directors after June 24, 1999 (a "New Outside Director") is automatically granted: (i) an option to purchase 20,000 shares of Common Stock (the "First Option") on the date he or she joins the Board of Directors, (ii) an additional option to purchase 20,000 shares of Common Stock (the "Second Option") on the one year anniversary of his or her election as a director, and (iii) an additional option (each, a "Subsequent Option") to purchase 4,000 shares of Common Stock on the first day of each fiscal year beginning at least two years after his or her election as a director. If Proposal No. 3 is approved by the stockholders at the Annual Meeting, the First Option and Second Option grants to New Outside Directors outlined in subsections (i) and (ii) above will remain the same, however the number of shares underlying each Subsequent Option grant to New Outside Directors will be increased to 10,000 shares and will be granted on the first day of each fiscal year after the date of the Second Option grant.

     On April 29, 1999, outside director Joseph Roebuck was granted a nonstatutory stock option to purchase 20,000 shares of Common Stock under the 1997 Stock Plan, and outside director Gregory Ennis was granted a nonstatutory stock option to purchase 10,000 shares of common stock. Each of these grants has an exercise price of $10.00 and was fully vested on the date of grant.

     On October 12, 2000, outside director Joseph Roebuck was granted a nonstatutory stock option to purchase 16,000 shares of Common Stock at an exercise price of $9.75 under our 1997 Stock Plan. This option was fully vested on the date of grant.

     Each of the Company's Preexisting Outside Directors, Messrs. Ennis and Roebuck, was automatically granted a nonstatutory stock option to purchase 4,000 shares of Common Stock on each of January 1, 2000 and January 1, 2001 under the Directors Plan. Each of these options was fully vested on the date of grant. The options automatically granted on January 1, 2000 have an exercise price of $22.50 per share. The options automatically granted on January 1, 2001 have an exercise price of $4.4375 per share. Mr. Vaswani, who qualifies as a New Outside Director, was automatically granted an option to purchase 20,000 shares of Common Stock on October 12, 2000, the date he joined the Board of Directors. This option is fully vested and has an exercise price of $10.00 per share.

     On April 11, 2001 each of the Company's outside directors, Messrs. Ennis, Roebuck and Vaswani, was granted a nonstatutory stock option under the 1997 Stock Plan to purchase 40,000 shares of Common Stock at an exercise price of $1.01, the fair market value on that date. Each of these options was fully vested on the date of grant.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

                        THE BOARD RECOMMENDS A VOTE FOR
               THE ELECTION OF THE CLASS II NOMINEE NAMED ABOVE.

                                 PROPOSAL NO. 2

                  APPROVAL OF AMENDMENT OF THE 1997 STOCK PLAN

GENERAL

     The Company's 1997 Stock Plan provides for the grant of incentive stock options to employees (including employee directors) and of nonstatutory stock options and stock purchase rights to employees (including employee directors) and consultants (including non-employee directors). The purposes of the 1997 Stock Plan are to attract and retain the best available personnel, to provide additional incentives to the Company's employees and consultants and to promote the success of the Company's business. The 1997 Stock Plan was originally adopted by Board of Directors in April 1997, approved by the Company's stockholders in July 1997 and subsequently amended. As of February 28, 2001, a total of 6,455,768 shares of Common Stock were reserved for issuance under the 1997 Stock Plan, plus the 1997 Stock Plan provides for an automatic annual increase (the "evergreen provision") on the first day of each year in 2002, 2003, 2004 and 2005 equal to the lesser of 840,000 shares, 4.33% of the Company's outstanding Common Stock on the last day of the immediately preceding year, or a lesser number of shares as determined by the Board of Directors. As of February 28, 2001, a total of 3,731,786 shares were subject to outstanding options under this plan, 1,413,280 shares had been issued on exercise of options or stock purchase rights, 1,186,118 shares remained available for future option grant and 124,584 shares were cancelled as a result of repurchases by the Company. Unless terminated earlier by the Board of Directors, the 1997 Stock Plan will terminate in April 2007.

PROPOSAL

     In April 2001, the Board of Directors adopted, subject to stockholder approval, amendments to the 1997 Stock Plan: (1) to increase the number of shares reserved for issuance under the plan, effective as of the Annual Meeting date, from 6,455,768 shares to 6,600,768 shares, and (2) to modify the evergreen provision of the plan relating to the number of additional shares that will automatically be reserved for issuance under the plan at the beginning of each year from 2002 through 2005. Before this amendment to the evergreen provision, the 1997 Stock Plan provided for an automatic annual increase in the number of shares reserved under the plan on the first day of each year beginning in 2002, 2003, 2004 and 2005 equal to the lesser of 840,000 shares, 4.33% of the Company's outstanding Common Stock on the last day of the immediately preceding year, or a lesser number of shares as determined by the Board of Directors. The Board has amended this provision to provide for an automatic annual increase in the number of shares reserved under the 1997 Stock Plan on the first day of each year beginning in 2002, 2003, 2004 and 2005 equal to the lesser of 985,000 shares, 4.94% of the Company's outstanding Common Stock on the last day of the immediately preceding year, or a lesser number of shares as determined by the Board of Directors.

     The purpose of the amendments to the 1997 Stock Plan is to allow the Company to have a sufficient number of shares reserved for issuance to employees and consultants of the Company. The Company must continue to recruit, retain and motivate highly skilled management, sales, marketing and engineering personnel in order to remain competitive. Competition for these skilled employees in the Internet and software industries is intense, and if the Company is not successful in attracting and retaining these skilled employees, its sales and product development efforts will suffer. The Board of Directors believes that the amendments to the 1997 Stock Plan are in the best interests of the Company and its stockholders, as the availability of an adequate number of shares for issuance under the 1997 Stock Plan and the ability to grant stock options and stock purchase rights are critical factors in attracting, motivating and retaining the highly skilled personnel that are essential to the Company's success.

OPTION EXCHANGE PROGRAM FOR EMPLOYEES

     As of the date of this Proxy Statement, the Company is in the process of preparing an option exchange program, which will allow each employee of the Company to tender for exchange on a 1-for-1 basis any outstanding options held by the employee to purchase the Company's Common Stock, granted under the 1997 Stock Plan and having an exercise price in excess of $1.00, for new options to purchase the Company's Common Stock, having an exercise price equal to the closing sale price of the Company's Common Stock on the date of grant, as reported by The Nasdaq Stock Market. Each new option will have the same vesting commencement date and vesting schedule as the option for which it was exchanged, such that the total number of shares vested under the new options as of their date of grant will be equal to the number of shares that would have been vested on that grant date had the exchanged options not been cancelled and instead continued to vest in accordance with their terms. The date of grant for the new options will be on or about the first business date that is six months and one day after the scheduled expiration date of the tender offer for the option exchange. In order to be eligible for the option exchange, a participating employee must be an employee of the Company from the date the exchanged option is tendered through the grant date of the new option. The Company anticipates that the tender offer for the option exchange will commence on or about May 9, 2001 and will expire on or about June 7, 2001.

     THIS NOTICE IS NOT AN OFFER TO PURCHASE SECURITIES. HOLDERS OF THE COMPANY'S SECURITIES SHOULD READ THE TENDER OFFER STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT CONTAINS IMPORTANT INFORMATION CONCERNING THE OPTION EXCHANGE PROGRAM. THE TENDER OFFER STATEMENT CAN BE OBTAINED WITHOUT CHARGE AFTER IT IS FILED AT A WEB SITE MAINTAINED BY THE SECURITIES AND EXCHANGE COMMISSION AT HTTP://WWW.SEC.GOV. IN ADDITION, THE TENDER OFFER STATEMENT IS AVAILABLE TO INVESTORS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY, DIRECTED TO CHRISTINE RUSSELL, CHIEF FINANCIAL OFFICER, PERSISTENCE SOFTWARE, INC., 1720 SOUTH AMPHLETT BLVD., THIRD FLOOR, SAN MATEO, CALIFORNIA 94402.

SUMMARY OF THE 1997 STOCK PLAN

     The following summary of the 1997 Stock Plan is qualified in its entirety by the specific language of the 1997 Stock Plan, a copy of which is available to any stockholder upon written request to the Secretary of the Company.

     The following table sets forth information as of February 28, 2001 with respect to the stock options and restricted stock purchased pursuant to stock purchase rights under the 1997 Stock Plan for the Chief Executive Officer, the Named Executive Officers in 2000, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees and consultants (including all current officers who are not executive officers) as a group. Because the grant of options and stock under the 1997

Stock Plan is discretionary, the Company is unable to determine the value and number of shares subject to options and stock purchase rights it will grant as a result of the proposed amendment.

                                                     SHARES SUBJECT   WEIGHTED      SHARES OF     WEIGHTED
                                                       TO OPTIONS      AVERAGE     RESTRICTED      AVERAGE
                                                     GRANTED UNDER    EXERCISE    STOCK GRANTED   PURCHASE
                                                       1997 STOCK     PRICE PER    UNDER 1997     PRICE PER
                       NAME                               PLAN          SHARE      STOCK PLAN       SHARE
                       ----                          --------------   ---------   -------------   ---------
Christopher Keene..................................           --           --             --           --
Alan Cohen(1)......................................           --           --        200,416        $0.23
Derek Henninger....................................           --           --             --           --
Christine Russell..................................      125,000       $10.94        256,000        $0.23
Barry Goss(1)......................................           --           --         66,129        $0.23
All current executive officers as a group (5
  persons).........................................      510,000       $12.74        256,000        $0.23
All current directors who are not executive
  officers (3 persons).............................       50,000       $ 9.37             --           --
All employees and consultants (including all
  current officers who are not executive officers)
  as a group (161 persons).........................    3,236,370       $ 9.47         16,487        $0.23

---------------
(1) Messrs. Cohen and Goss both ceased employment with the Company in January 2001.

     The closing price of the Company's Common Stock on the Nasdaq National Market was $2.969 on February 28, 2001.

     The 1997 Stock Plan is not a qualified deferred compensation plan under
Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

PURPOSE

     The purposes of the 1997 Stock Plan are to attract and retain the best available personnel for the Company, to provide additional incentive to the employees, officers, consultants and directors of the Company, and to promote the success of the Company's business.

ADMINISTRATION

     The 1997 Stock Plan is administered by the Board of Directors, or a committee of the Board of Directors or a combination thereof as determined by the Board (the "Administrator"). The 1997 Stock Plan may be administered by different administrative bodies with respect to different classes of participants and, if permitted by applicable laws, the Board may authorize one or more officers to grant options or stock purchase rights to employees and consultants (other than consultants who are directors).

     With respect to options granted to directors, executive officers or 10% stockholders ("reporting persons") the plan may (but need not) be administered so as to permit grants of options to reporting persons to qualify for the exemption set forth in Rule 16b-3 and to permit grants of options to named executives officers to qualify as performance-based compensation under Section 162(m) of the Code, and otherwise so as to satisfy applicable laws.

ELIGIBILITY

     The 1997 Stock Plan provides that options and stock purchase rights may be granted to employees (including officers and directors who are also employees) and consultants of the Company (including non-employee directors). Incentive stock options may be granted only to employees. The Administrator selects the award recipients and determines the number of shares and the exercise price or purchase price to be associated with each option or stock purchase right, respectively. In making such determination, the Administrator takes into account the duties and responsibilities of the award recipient, the value of the award recipient's services, the award recipient's present and potential contribution to the success of the Company, and other relevant factors. As of February 28, 2001, there were approximately 135 employees, officers, consultants and directors eligible to participate in the 1997 Stock Plan.

     The 1997 Stock Plan provides that the maximum number of shares of Common Stock which may be granted under options or stock purchase rights to any one employee under the 1997 Stock Plan during any fiscal year is 2,000,000 shares, subject to adjustment as provided in the 1997 Stock Plan. In addition, to the extent the aggregate market value of shares with respect to which options are exercisable for the first time by an optionee during any calendar year exceeds $100,000, such options will be treated as nonstatutory stock options.

TERMS OF OPTIONS

     The terms of options granted under the 1997 Stock Plan are determined by the Administrator. Each option is evidenced by a stock option agreement between the Company and the recipient and is subject to the following additional terms and conditions:

          (a) Exercise of the Option. The optionee must earn the right to exercise the option by continuing to work for the Company. The Administrator determines when options are exercisable. In general, options granted under the 1997 Stock Plan vest at the rate of 1/4th of the total shares underlying such option on the one year anniversary of the vesting commencement date and 1/48th of the total shares on each monthly anniversary of the vesting commencement date thereafter. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased, and by tendering payment of the purchase price to the Company. The method of payment of the exercise price of the shares purchased upon exercise of an option is determined by the Administrator, and may consist of cash, check, promissory note, cancellation of indebtedness, surrender of other shares of the Company's Common Stock, a cashless brokers' exercise and same-day sale, or any combination of the foregoing.

          (b) Exercise Price. Generally, the exercise price of options granted under the 1997 Stock Plan is determined by the Administrator. In the case of incentive stock options, the exercise price must be at least equal to the fair market value of the shares on the date of grant, which is the closing sales price on the Nasdaq National Market on the date of grant (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date). Incentive stock options granted to stockholders owning more than 10% of the total combined voting power of all classes of the Company's stock (such holders are referred to as "10% Stockholders") must be at least 110% of the fair market value on the date of the grant. Nonstatutory stock options may have any exercise price determined by the Administrator, however, nonstatutory stock options granted to a "covered employee" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), will generally equal at least 100% of the fair market value on the date of grant if such option is intended to qualify as performance-based compensation under Section 162(m).

          (c) Termination of Employment. If the optionee's employment or consulting relationship with the Company is terminated for any reason other than death or disability, options under the 1997 Stock Plan may generally be exercised for 90 days (or such other period of time as is determined by the Administrator) after the date of such termination to the extent the option was exercisable on the date of such termination. In no event may an option be exercised by any person after the expiration of its term.

          (d) Disability. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her disability, options may be exercised within six months (or such other period of time as is determined by the Administrator) after the date of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after its termination date.

          (e) Death. If an optionee should die while employed or retained by the Company, and such optionee has been continuously employed or retained by the Company since the date of grant of the option, the option may be exercised within six months after the date of death (or such other period of time as is determined by the Administrator) by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance to the extent the optionee would have been entitled to exercise the option at the date of death, but in no event may the option be exercised after its termination date.

          (f) Option Termination Date. Stock options granted under the 1997 Stock Plan expire ten years from the date of grant unless a shorter period is provided in the option agreement. Incentive stock options granted to 10% Stockholders may not have a term of more than five years.

          (g) Nontransferability of Options. Incentive stock options are not transferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee. In the case of nonstatutory stock options, the Administrator may at its discretion in certain circumstances allow the transferability of such options.

          (h) Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, each option will terminate unless otherwise provided by the Administrator. If the Company sells all or substantially all of its assets or is acquired by another corporation, each outstanding option (and stock purchase right) may be assumed or an equivalent award substituted by the acquiror. If the acquiror does not agree to this assumption or substitution, then unexercised awards terminate.

          (i) Other Provisions. The option agreement (and restricted stock purchase agreement) may contain such other terms, provisions and conditions not inconsistent with the 1997 Stock Plan as may be determined by the Administrator.

TERMS OF STOCK PURCHASE RIGHTS

     The 1997 Stock Plan also permits the Administrator to issue stock purchase rights to employees, directors and consultants. In making such grants, the Administrator determines the number of shares subject to the right, the purchase price (which may be any price set by the Administrator), the consideration to be paid for shares (which may be any consideration allowed by the Administrator), the vesting, and other applicable terms and conditions, as all set forth in a stock purchase agreement between the Company and the recipient.

     Shares purchased upon exercise of a stock purchase right are generally subject to a repurchase right in favor of the Company which would allow the Company to repurchase the shares from the recipient at his or her original purchase price after the recipient's relationship with the Company terminates. This repurchase right generally lapses over time on the same vesting schedule that applies to options granted under the 1997 Stock Plan as the recipient continues to provide services to the Company, so that the recipient would own the shares outright after the period of time specified in the stock purchase agreement.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event of a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Company's Common Stock that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price and/or repurchase price of each outstanding award, the number of shares subject to each award, and the annual limitation on grants to employees, as well as the number of shares reserved and the number of shares available for issuance under the 1997 Stock Plan (including the fixed number of shares in the plan's evergreen provision).

AMENDMENT AND TERMINATION

     The Board of Directors may amend the 1997 Stock Plan at any time or from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval will be obtained for any amendment to the 1997 Stock Plan as required by applicable laws and rules. However, no action by the Board of Directors or the stockholders may alter or impair any award previously granted under the 1997 Stock Plan, unless mutually agreed otherwise between the holder of an award and the Board of

Directors. The 1997 Stock Plan shall terminate in April 2007, provided that any awards then outstanding under the 1997 Stock Plan shall remain outstanding until they expire by their terms.

UNITED STATES FEDERAL INCOME TAX INFORMATION

     The following is a brief summary of certain U.S. federal income tax consequences of transactions under the 1997 Stock Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular optionee based on his or her specific circumstances. The summary addresses only current U.S. federal income tax law and expressly does not discuss the income tax laws of any state, municipality, non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Company advises all optionees to consult their own tax advisor concerning the tax implications of option grants and exercises and the disposition of stock acquired upon such exercises under the 1997 Stock Plan.

     Options granted under the 1997 Stock Plan may be either incentive stock options, which are intended to qualify for the special tax treatment provided by
Section 422 of the Code, or nonstatutory stock options, which will not so qualify. If an option granted under the 1997 Stock Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and will incur no tax liability due to the exercise, except to the extent that such exercise causes the optionee to incur alternative minimum tax (See discussion below). The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option by the optionee, any gain will be treated as a long-term capital gain. If both of these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the Common Stock on the date of the option exercise or the sale price of the Common Stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on a disposition of the shares prior to completion of both of the above holding periods in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. For individual taxpayers, the current U.S. federal income tax rate on long-term capital gains is 20%, whereas the maximum rate on other income is 39.6%. Capital losses for individual taxpayers are allowed in full against capital gains plus $3,000 of other income.

     All other options that do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the fair market value of the shares over the exercise price at the exercise date. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash by the optionee or out of the optionee's current earnings. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares as of the date of exercise of the option will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year from date of exercise.

ALTERNATIVE MINIMUM TAX

     The exercise of an incentive stock option may subject the optionee to the alternative minimum tax under Section 55 of the Code. The alternative minimum tax is calculated by applying a tax rate of 26% to alternative minimum taxable income of joint filers up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum taxable income above that amount. Alternative minimum taxable income is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exemption amount of $45,000 for joint returns, $33,750 for unmarried individual returns and $22,500 in the case of married taxpayers filing separately (which exemption amounts are phased out for upper income taxpayers). Alternative minimum tax will be due if the tax determined under the foregoing formula exceeds the regular tax of the taxpayer for the year.

     In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to exercise of a nonstatutory stock option. As a result, the optionee recognizes alternative minimum taxable income equal to the excess of the fair market value of the Common Stock on the date of exercise over the option exercise price. Because the alternative minimum tax calculation may be complex, optionees should consult their own tax advisors prior to exercising incentive stock options.

     If an optionee pays alternative minimum tax, the amount of such tax may be carried forward as a credit against any subsequent year's regular tax in excess of the alternative minimum tax for such year.

REQUIRED VOTE

     The approval of the amendments to the 1997 Stock Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

                        THE BOARD RECOMMENDS A VOTE FOR
               APPROVAL OF THE AMENDMENTS TO THE 1997 STOCK PLAN.

                                 PROPOSAL NO. 3

               AMENDMENT OF THE 1999 DIRECTORS' STOCK OPTION PLAN

GENERAL

     The Company's 1999 Directors' Stock Option Plan (the "Directors Plan") provides for automatic grants to non-employee directors of the Company and its subsidiaries of nonstatutory options ("NSOs"). The purposes of the Directors Plan are to attract and retain the best available personnel for service as directors of the Company, to provide additional incentive to the Company's non-employee directors to serve as directors, and to encourage their continued service on the Board. The Directors Plan was originally adopted by the Board of Directors in April 1999, approved by the Company's stockholders in June 1999 and became effective as of June 24, 1999, the date of the Company's initial public offering. As of February 28, 2001, a total of 500,000 shares of Common Stock were reserved for issuance under the Directors Plan. As of February 28, 2001, a total of 64,000 shares were subject to outstanding options under this plan, no shares had been issued on exercise of options and 436,000 shares remained available for future option grants pursuant to the Directors Plan. Unless terminated earlier by the Board of Directors, the Directors Plan will terminate in April 2009.

PROPOSAL

     In April 2001, the Board of Directors adopted, subject to stockholder approval, an amendment to the Directors Plan to modify the provisions of the plan as follows:

     Currently, the Directors Plan provides that each non-employee director who joined the Board of Directors prior to June 24, 1999 (a "Preexisting Outside Director") is automatically granted an option to purchase 4,000 shares of Common Stock on the first day of each fiscal year.

     If Proposal No. 3 is approved by the stockholders at the Annual Meeting, the number of shares underlying this option will be increased such that each Preexisting Outside Director will instead receive an option to purchase 10,000 shares of Common Stock on the first day of each fiscal year, starting on January 1, 2002.

     In addition, the Directors Plan currently provides that each non-employee director who joins the Board of Directors after June 24, 1999 (a "New Outside Director") is automatically granted: (i) an option to purchase 20,000 shares of Common Stock (the "First Option") on the date he or she joins the Board of Directors, (ii) an additional option to purchase 20,000 shares of Common Stock (the "Second Option") on the one year anniversary of his or her election as a director, and (iii) an additional option (each, a "Subsequent Option") to purchase 4,000 shares of Common Stock on the first day of each fiscal year beginning at least two years after his or her election as a director.

     If Proposal No. 3 is approved by the stockholders at the Annual Meeting, the First Option and Second Option grants to New Outside Directors outlined in subsections (i) and (ii) above will remain the same, however the number of shares underlying each Subsequent Option grant to New Outside Directors will be increased to 10,000 shares and will be granted on the first day of each fiscal year after the date of the Second Option grant.

     Currently, all options granted under the Directors Plan are fully vested on the date of grant, and there is no proposed change to this provision.

     The purpose of the amendment of the Directors Plan is to provide continued incentive for non-employee directors to remain on the Board and encourage ownership of shares by non-employee directors. This increase will improve the Company's ability to attract and retain experienced and knowledgeable non-employee directors with competitive incentives. The Company believes that the increases in these annual option grants are in line with competitors' stock option programs for outside directors. The Board of Directors believes that this amendment in the provisions of the plan are in the best interests of the Company and its stockholders because the ability to attract, motivate and retain outside Board members is essential to the Company's success.

SUMMARY OF THE 1999 DIRECTORS' STOCK OPTION PLAN

     The following summary of the Directors Plan is qualified in its entirety by the specific language of the Directors Plan.

     The following table sets forth information as of February 28, 2001 with respect to the stock options issued under the Directors Plan to the non-employee directors (each an "Outside Director") of the Company.

                                                    SHARES SUBJECT       WEIGHTED
                                                      TO OPTIONS          AVERAGE
                                                     GRANTED UNDER       EXERCISE
                       NAME                         1999 STOCK PLAN   PRICE PER SHARE
                       ----                         ---------------   ---------------
Gregory Ennis.....................................       8,000            $13.469
Joseph P. Roebuck.................................       8,000             13.469
Sanjay Vaswani....................................      20,000             10.000

     The closing price of the Company's Common Stock on the Nasdaq National Market was $2.969 on February 28, 2001.

     The Directors Plan is not a qualified deferred compensation plan under
Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

PURPOSE

     The purposes of the Directors Plan are to attract and retain the best available personnel for service as directors of the Company, to provide additional incentive to our non-employee directors to serve as directors, and to encourage their continued service on the Board.

ADMINISTRATION

     The plan is intended to operate automatically without administration. To the extent administration is necessary, the plan will be administered by the Board of Directors. All option grants under the plan are automatic and nondiscretionary and must be made in accordance with the terms of the plan. The Board's interpretation and construction of any provision of the plan will be final and binding upon all participants. Members of the Board receive no additional compensation for their services in connection with the administration of the plan.

ELIGIBILITY

     The Directors Plan provides for the automatic grant of nonstatutory stock options to non-employee directors ("outside directors"). Currently, the Directors Plan provides that each Preexisting Outside Director is automatically granted an option to purchase 4,000 shares of Common Stock on the first day of each fiscal year.

     If Proposal No. 3 is approved by the stockholders at the Annual Meeting, the number of shares underlying this option will be increased such that each Preexisting Outside Director will instead receive an option to purchase 10,000 shares of Common Stock on the first day of each fiscal year, starting on January 1, 2002.

     In addition, the Directors Plan currently provides that each New Outside Director is automatically granted: (i) an option to purchase 20,000 shares of Common Stock (the "First Option") on the date he or she joins the Board of Directors, (ii) an additional option to purchase 20,000 shares of Common Stock (the "Second Option") on the one year anniversary of his or her election as a director, and (iii) an additional option (each, a "Subsequent Option") to purchase 4,000 shares of Common Stock on the first day of each fiscal year beginning at least two years after his or her election as a director.

     If Proposal No. 3 is approved by the stockholders at the Annual Meeting, the First Option and Second Option grants to New Outside Directors outlined in subsections (i) and (ii) above will remain the same, however the number of shares underlying each Subsequent Option grant to New Outside Directors will be increased to 10,000 shares and will be granted on the first day of each fiscal year after the date of the Second Option grant.

TERMS OF OPTIONS

     The terms of options granted under the Directors Plan shall be as follows:

          (a) Exercise of the Option. All options automatically granted under the Directors Plan are fully vested and exercisable by the optionee on the date of grant. An option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the option by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company. Full payment may consist entirely of cash, check, other shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the option shall be exercised (which if acquired from the Company, shall have been held for at least six months), a cashless broker's exercise and same-day sale or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

          (b) Exercise Price. The exercise price per share shall be 100% of the fair market value per share of Common Stock on the date of grant of each option. As long as the Common Stock of the Company is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per share shall be the closing sales price on such system or exchange on the date of grant of the option (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in the Wall Street Journal, or if there is a public market for the Common Stock, but the Common Stock is not traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by Nasdaq.)

          (c) Termination of Continuous Status as a Director. If an outside director ceases to serve as a director, he or she may, but only within ninety (90) days after the date he or she ceases to be a director of the Company, exercise his or her option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the option be exercised after its term set forth in the plan has expired. To the extent that such outside director was not entitled to exercise an option at the date of such termination, or does not exercise such option (to the extent he or she was entitled to exercise) within the time specified above, the option shall terminate and the shares underlying the unexercised portion of the option shall revert to the plan.

          (d) Disability. If an optionee is unable to continue his or her service as a director with the Company as a result of his or her total and permanent disability (as defined by applicable laws and rules), he or she may, but only within twelve (12) months from the date of such termination, exercise his or her option (to the extent he or she was entitled to exercise) within the time specified above, the option shall terminate and the shares underlying the unexercised portion of the option shall revert to the plan.

          (e) Death. In the event of the death of an optionee: (A) during the term of the option who is, at the time of his or her death, a director of the Company and who shall have been in Continuous Status (as defined under the plan) as a director since the date of grant of the option, or (B) three
     (3) months after the termination of Continuous Status as a director, the option may be exercised, at any time within twelve (12) months following the date of death, by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or the date of termination, as applicable. Notwithstanding the foregoing, in no event may the option be exercised after its term set forth in the plan has expired. To the extent that an optionee was not entitled to exercise the option at the date of death or termination or if he or she does not exercise such option (to the extent he or she was entitled to exercise) within the time specified above, the option shall terminate and the shares underlying the unexercised portion of the option shall revert to the plan.

          (f) Option Termination Date. Stock options granted under the Directors Plan expire ten (10) years from the date of grant unless a shorter period is provided in the option agreement.

          (g) Nontransferability of Options. Stock options granted under the Directors Plan may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or pursuant to a domestic relations order (as defined by applicable laws and rules) and may be exercised during the lifetime of the optionee only by the optionee or a transferee permitted under the plan. The terms of the plan and shall be binding upon the executors, administration heirs, successors and assigns of the optionee.

          (h) Corporate Transactions. In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the outstanding options or to substitute equivalent options, in which case the options shall terminate upon consummation of the transaction.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event of a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Company's Common Stock that results in an increase or decrease in the number of outstanding shares of Common Stock effected without receipt of consideration by the Company, appropriate adjustment shall be made to the number of shares of Common Stock covered by each outstanding option, the number of shares of Common Stock granted under the plan, the number of shares of Common Stock which have been authorized for issuance under the plan but as to which no options have yet been granted or which have been returned to the plan upon cancellation or expiration of an option, as well as the price per share of Common Stock covered by each such outstanding option, provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board of Directors, whose determination shall be final, binding and conclusive.

AMENDMENT AND TERMINATION

     The Board of Directors may amend the Directors Plan at any time or from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval will be obtained for any amendment to the Directors Plan as required by applicable laws and rules. However, no action by the Board of Directors or the stockholders may alter or impair any award previously granted under the Directors Plan, unless mutually agreed otherwise between the holder of an award and the Board of Directors. The Directors Plan shall terminate ten (10) years from the effective date of the plan in April 2009, provided that any awards then outstanding under the Directors Plan shall remain outstanding until they expire by their terms.

UNITED STATES FEDERAL INCOME TAX INFORMATION

     The following is a brief summary of certain U.S. federal income tax consequences of transactions under the Directors Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular optionee based on his or her specific circumstances. The summary addresses only current U.S. federal income tax law and expressly does not discuss the income tax laws of any state, municipality, non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Company advises all optionees to consult their own tax advisor concerning the tax implications of option grants and exercises and the disposition of stock acquired upon such exercises, under the Directors Plan.

     Options granted under the Directors Plan are nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. The optionee may incur regular federal (and state) income tax liability upon exercise. The optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the exercised shares on the date of exercise over their aggregate exercise price. If the optionee holds the option shares for more than one year, gain realized on disposition of the shares will be treated as long-term capital gain for federal income tax purposes. The long-term capital gain will be taxed for federal income tax purposes at a maximum rate of 20%. The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory stock option.

REQUIRED VOTE

     The approval of the amendment of the Directors Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

                        THE BOARD RECOMMENDS A VOTE FOR
      APPROVAL OF THE AMENDMENT OF THE 1999 DIRECTORS' STOCK OPTION PLAN.

                                 PROPOSAL NO. 4

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Deloitte & Touche LLP has served as the Company's independent auditors since January 1993 and has been appointed by the Board to continue as the Company's independent auditors for the year ending December 31, 2001. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors.

     A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

              THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE
             APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S
       INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information that has been provided to the Company with respect to beneficial ownership of shares of the Company's Common Stock as of February 28, 2001 for (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table of this proxy statement (the "Named Executive Officers"), and (iv) all directors and executive officers of the Company as a group. The applicable percentage of ownership for each stockholder is based on 19,921,369 shares of Common Stock outstanding as of February 28, 2001, in each case together with applicable options for that stockholder. Shares of Common Stock issuable upon exercise of options and other rights beneficially owned that are exercisable on or before April 29, 2001 are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options and other rights but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise noted, the address of each person listed in the table is c/o Persistence Software, Inc., 1720 South Amphlett Boulevard, Third Floor, San Mateo, California, 94402. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and is based on the individual's ability to exercise voting and investment power with respect to shares. To our knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned.

                                                              AMOUNT AND
                                                              NATURE OF
                                                              BENEFICIAL     PERCENT OF
                      NAME AND ADDRESS                        OWNERSHIP     COMMON STOCK
                      ----------------                        ----------    ------------
Christopher T. Keene(1).....................................  2,761,150        13.86%
Gregory Ennis(2)............................................  1,333,975         6.69%
  c/o Thompson Clive Investments plc
  3000 Sand Hill Road
  Building 1, Suite 185
  Menlo Park, CA 94025
Thompson Clive Investments plc..............................  1,263,855         6.34%
  3000 Sand Hill Road
  Building 1, Suite 185
  Menlo Park, CA 94025
Eastbourne Capital Management, L.L.C.(3)....................  1,308,900         6.57%
  1101 Fifth Avenue
  Suite 160
  San Rafael, CA 94901
Derek Henninger(4)..........................................  1,273,334         6.39%
Christine Russell(5)........................................    305,668         1.53%
Alan Cohen(6)...............................................    201,338         1.01%
Barry Goss(7)...............................................     66,129            *
Joseph P. Roebuck(8)........................................     44,000            *
Sanjay Vaswani(9)...........................................     20,500            *
All directors and executive officers as a group (10
  persons)(10)..............................................  6,100,608        30.34%

---------------
  *  Less than 1%.

 (1) Includes 2,000 shares held by The Alexander Allan Keene Trust and 2,000 shares held by The Austen Foster Keene Trust. Mr. Keene disclaims beneficial ownership of all shares held by these trusts.

 (2) Includes 18,000 shares issuable upon exercise of options that are exercisable on or before April 29, 2001, 1,263,855 shares held by Thompson Clive Investments plc and 52,120 shares held by Thompson Clive Inc. 401(k) fbo Greg Ennis. Mr. Ennis is a Managing Director of Thompson Clive & Partners Inc., which has a management agreement with Thompson Clive & Partners Ltd, the manager of Thompson Clive Investments plc. Mr. Ennis disclaims beneficial ownership of the shares held by Thompson Clive Investments, plc except to the extent of his pecuniary interest therein.

 (3) Beneficial ownership calculation is based solely on a review of Schedule 13G filings made with the Securities and Exchange Commission. Such filings set forth beneficial ownership as of December 31, 2000.

 (4) Includes 1,208,540 shares held by The Henninger Family Trust, 30,476 shares held by The Henninger Family Irrevocable Trust fbo Grant Larson Henninger uad 04/03/2000, and 30,476 shares held by The Henninger Family Irrevocable Trust fbo Webb Ryan Henninger uad 04/03/2000. Mr. Henninger is a trustee of these trusts. He disclaims beneficial ownership of the shares held by these trusts.

 (5) Includes 45,833 shares issuable upon exercise of options that are exercisable on or before April 29, 2001.

 (6) Includes 200,416 shares held by Alan B. Cohen and Vivian L. Cohen, Trustees of the Alan and Vivian Cohen Trust of 12/2/98. Mr. Cohen is a trustee of this entity. He disclaims beneficial ownership of the shares held by this entity except to the extent of his pecuniary interest therein. Mr. Cohen ceased employment with the Company in January 2001.

 (7) Mr. Goss ceased employment with the Company in January 2001.

 (8) Consists of 44,000 shares issuable upon exercise of options that are exercisable on or before April 29, 2001.

 (9) Includes 20,000 shares issuable upon exercise of options that are exercisable on or before April 29, 2001.

(10) Includes an aggregate of 181,998 shares issuable pursuant to the exercise of outstanding options that are exercisable on or before April 29, 2001 held by all directors and executive officers.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table shows the compensation paid during each of the last three years to (a) the individual who served as the Company's Chief Executive Officer during 2000 and (b) the three other most highly compensated individuals who were serving as executive officers of the Company at December 31, 2000, and
(c) an additional individual who would have been included in the four most highly compensated individuals, except that he was not serving as an executive officer on December 31, 2000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                             COMPENSATION AWARDS
                                            ANNUAL COMPENSATION        --------------------------------
                                        ----------------------------     RESTRICTED       SECURITIES
                                        FISCAL    SALARY     BONUS     STOCK AWARD(S)     UNDERLYING
     NAME AND PRINCIPAL POSITION         YEAR     ($)(1)      ($)          ($)(4)       OPTIONS/SARS(#)
     ---------------------------        ------   --------   --------   --------------   ---------------
Christopher T. Keene..................   2000    $186,672   $ 43,000
  Chairman of the Board and              1999     167,616     15,000          --                 --
  Chief Executive Officer                1998     151,670     40,630          --                 --
Alan Cohen(2).........................   2000     159,238    160,075                        100,000
  Senior Vice President of               1999     147,846     71,723          --             20,000
  World Wide Sales                       1998     140,000    108,750          --                 --
Derek Henninger.......................   2000     170,000     40,000
  Vice President of Engineering          1999     148,616     55,000          --                 --
                                         1998     138,367     47,200          --                 --
Christine Russell.....................   2000     167,786     40,000                         70,000
  Chief Financial Officer                1999     152,846     15,000          --             20,000
                                         1998     102,000     10,791          --                 --
Barry Goss(3).........................   2000     159,807     55,000                         50,000
  Vice President of Strategic
  Marketing                              1999     147,847     15,250          --                 --
                                         1998     133,640     62,750          --                 --

---------------
(1) Includes income deferred under Company 401(k) plan.

(2) Alan Cohen resigned in June 2000 as Senior Vice President of World Wide Sales effective June 30, 2000 but continued to serve as an employee until January 1, 2001.

(3) Barry Goss ceased employment with the Company on January 8, 2001. He received a lump-sum severance payment of $80,000 and a cash bonus of $11,250 in January 2001.

(4) As of December 31, 2000, the Named Executive Officers held restricted stock in the following aggregate numbers and values, based on the December 29, 2000 closing price of $4.438 per share and net of consideration paid for the shares:

     - Christopher T. Keene held 2,784,500 shares of Common Stock, which were valued at $12,352,042.

     - Alan Cohen held 260,000 shares of Common Stock, which were valued at $1,094,080.

     - Derek Henninger held 1,269,492 shares of Common Stock, which were valued at $5,633,751.60.

     - Christine Russell held 256,000 shares of Common Stock, which were valued at $1,077,248.

     - Barry Goss held 260,000 shares of Common Stock, which were valued at $1,094,080.

     The Company has entered into change of control agreements with each of its officers. These change of control agreements provide that restricted stock or stock options granted to such officer under the 1997 Stock Plan will immediately accelerate to the extent of 48 additional months of vesting if he or she is terminated without cause or resigns for good reason within 12 months after a change of control of the Company. Each agreement terminates with respect to individual officers at the earliest of: (1) four years after his or her commencement of employment, (2) termination of employment with the Company other than after a change of control or (3) a written agreement between the individual officer and the Company to terminate the agreement.

                             OPTION GRANTS IN 2000

     The following table provides certain information with respect to stock options granted to the Named Executive Officers in the year ended December 31, 2000. In addition, as required by Securities and Exchange Commission rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term. No stock appreciation rights were granted by the Company in 2000.

                                                  INDIVIDUAL GRANTS
                                ------------------------------------------------------   POTENTIAL REALIZABLE
                                                 PERCENT OF                                VALUE AT ASSUMED
                                 NUMBER OF     TOTAL OPTIONS/                            ANNUAL RATES OF STOCK
                                 SECURITIES     SARS GRANTED                              PRICE APPRECIATION
                                 UNDERLYING     TO EMPLOYEES    EXERCISE                  FOR OPTION TERM(1)
                                OPTIONS/SARS     IN FISCAL        PRICE     EXPIRATION   ---------------------
             NAME                GRANTED(#)      YEAR(%)(2)     ($/SH)(3)      DATE        5%($)      10%($)
             ----               ------------   --------------   ---------   ----------   ---------   ---------
Alan Cohen(4)(5)..............    100,000            3.8%        $14.125     4/12/10     $279,103    $707,303
Barry Goss(4)(5)..............     50,000            1.9%        $14.125     4/12/10     $139,552    $353,651
Christine Russell(6)..........     70,000            2.7%        $14.125     4/12/10     $195,372    $495,112

---------------
(1) The potential realizable value illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the exercise price per share from the date of grant to the end of the option term, assuming an exercise price of to $4.438, the market price on December 29, 2001. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the Common Stock and the timing of option exercises, as well as the optionees' continued employment throughout the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

(2) The Company granted stock options representing 2,631,450 shares to employees in 2000. All grants were made under the 1997 Stock Plan.

(3) The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares.

(4) Each of Messrs. Cohen and Goss resigned from the Company in January 2001, and thus these options have ceased vesting and may be exercised only in accordance with the applicable agreement.

(5) Each option vests at the rate of 1/24 of the total number of shares on the monthly anniversary of the completion of the vesting of such executive's original stock grant upon hire and 1/24 of the total number of shares per month thereafter.

(6) This option vests at the rate of 1/24 of the total number of shares per month beginning on the first monthly anniversary following the grant date.

                      AGGREGATED OPTION EXERCISES IN 2000
         AND VALUE OF UNEXERCISED OPTIONS HELD AS OF DECEMBER 31, 2000

     The following table sets forth the number of shares covered by stock options held by Named Executive Officers as of December 31, 2000 and the value of "in-the-money" stock options, which represents the difference between the exercise price of a stock option and the market price of the shares subject to such option on December 31, 2000. No stock appreciation rights were outstanding during the year ended December 31, 2000, and no stock options were exercised by Named Executive Officers during the year ended December 31, 2000.

                                                                                   VALUE OF UNEXERCISED
                                                   NUMBER OF UNEXERCISED           IN-THE-MONEY OPTIONS
                                               OPTIONS AT FISCAL YEAR END(#)      AT FISCAL YEAR END($)
                    NAME                       EXERCISABLE/UNEXERCISABLE(1)    EXERCISABLE/UNEXERCISABLE(1)
                    ----                       -----------------------------   ----------------------------
Alan Cohen...................................          9,167/110,833              $25,557.60/$30,202.40
Barry Goss...................................               0/50,000                                 --
Christine Russell............................           9,167/80,833              $25,557.60/$30,202.40

---------------
(1) Value is based on the closing price of the Company's Common Stock on The Nasdaq Stock Market on December 29, 2000 of $4.438 per share, less the exercise price of the options.

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Stock Performance Graph herein shall not be deemed to be incorporated by reference into any such filings.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors was formed in 1999 and during 2000 consisted of non-employee directors Gregory Ennis and Jack Hancock. In February 2001, Mr. Hancock resigned from the Board of Directors and the Compensation Committee. In March 2001, Messrs. Roebuck and Vaswani were elected to the Compensation Committee. The Compensation Committee is responsible for determining and overseeing the general compensation policies and compensation plans of the Company, as well as the specific compensation levels for executive officers. Decisions concerning the compensation of the Company's executive officers are made by the Compensation Committee and reviewed by the full Board of Directors (excluding any interested director).

     EXECUTIVE OFFICER COMPENSATION PROGRAMS. The objectives of the executive officer compensation program are to attract, retain and motivate qualified executives who possess the necessary leadership and management skills critical to the Company's growth and long-term success. Executive officers' compensation includes four main components: competitive base salary, annual cash bonus incentives, long-term stock-based incentive compensation and other benefits, including medical and life insurance plans. The goal of these executive compensation policies of the Compensation Committee is to encourage and reward the highest quality performance through attractive compensation to accomplish key business objectives and increase stockholder value. The Compensation Committee believes that stock ownership by management is beneficial in aligning management and stockholder interests, thereby enhancing stockholder value.

     BASE SALARIES. The Compensation Committee sets salaries for the Company's executive officers based on each individual officer's responsibility, salary levels seen in the industry for similar positions, general salary practices of peer companies and the officer's individual qualifications and experience. The base salaries are reviewed annually and may be adjusted to reflect the Compensation Committee assessment of the executive's individual performance, the functions performed by the executive officer, the scope of the executive officer's on-going duties, trends in executive compensation among the talent pool of comparable organizations and the Company's overall financial condition. The weight given each such factor by the Compensation Committee may vary from individual to individual.

     INCENTIVE BONUSES. The Compensation Committee's policy is to grant cash incentive bonuses to directly encourage and reward the achievement of specific annual performance goals, which might not be immediately reflected in the appreciation in value of stock options. The Compensation Committee sets the bonuses using recommendations from management and a strong assessment of factors including such officer's level of responsibility, individual performance, contributions to the Company's success and the Company's financial performance generally. The incentive bonus makes a significant portion of the executive's compensation dependant on the Company's performance, giving them incentive to achieve the Company's goals. It also recognizes their individual contributions to the Company. For the quarter ended December 31, 2000, all of the officers of the Company declined receipt of bonuses earned during that quarter.

     STOCK OPTION GRANTS. Stock options may be granted to executive officers and other employees under the 1997 Stock Plan. The Compensation Committee believes that employee equity ownership helps to align employee goals with those of stockholders because the value of stock option grants increase as the stock price increases. The level of individual stock option grants to executives is based on competitive market practices for executives of similar position, responsibility within the Company and expected contributions to the Company's overall performance. Stock option grants to executives create an interest in the future success of the Company, which helps retention of executives and long-term stockholder value. The general vesting schedule of stock options to executives under the 1997 Stock Plan provides for vesting over a four-year period. Option grants typically vest at the rate of one fourth of the total shares underlying the option on the annual anniversary of the vesting commencement date and 1/48 of the total shares on each monthly anniversary of the vesting commencement date thereafter. The Compensation Committee makes a subjective evaluation based on past and future expected performance in determining option and stock awards because the 1997 Stock Plan does not provide a specific formula for calculating the weight of the factors used to determine stock option grants. The Company has general guidelines that are used in determining option grants to officers. In 2000, the Compensation Committee awarded stock option grants to four executive officers. The purpose of these grants was to incentivize and retain the services of these executive officers. These stock options granted to executive officers in 2000 vest at the rate of 1/24 of the total shares on the monthly anniversary of the completion of the vesting of such executive's original stock grant upon hire and 1/24 of the total shares each month thereafter. There was one exception to this vesting schedule. The stock option granted in 2000 to Christine Russell vests at a rate of 1/24 of the total number of shares per month beginning on the first monthly anniversary following the grant date.

     OTHER COMPENSATION PLANS. Executives also participate in other general employee benefit plans instituted by the Company, including a 401(k) deferred compensation pension plan. Benefits under these general plans are indirectly tied to the Company's performance.

     DEDUCTIBILITY OF COMPENSATION. Section 162(m) of the Code disallows a deduction by the Company for compensation exceeding $1.0 million paid to certain executive officers, excluding, among other things, performance-based compensation. Because the compensation paid to the executive officers has not approached the limitation, the Compensation Committee has not had to use any of the available exemptions from the deduction limit. The Compensation Committee remains aware of the Section 162(m) limitations, and the available exemptions, and will address the issue of deductibility when and if circumstances warrant the use of such exemptions.

     CHIEF EXECUTIVE OFFICER COMPENSATION. Since June 1991, Christopher T. Keene has served as Chief Executive Officer of the Company. Each year the Compensation Committee determines his compensation considering the factors used for all executives, which are described above. In addition, the Compensation Committee surveys salaries paid to chief executive officers at peer companies. Mr. Keene's base salary for the year ended December 31, 2000 was $186,672.88, which represented an increase of 11% over his base salary in 1999. Mr. Keene's bonus for 2000 was $33,000 based on his individual contribution to the Company's overall performance and accomplishment of individual productivity goals. He holds 2,757,150 shares of Common Stock and no stock options.

                                          Compensation Committee:

                                          /s/ Gregory Ennis
                                          /s/ Jack L. Hancock

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors currently consists of Gregory Ennis, Joseph Roebuck and Sanjay Vaswani. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Persistence Software Board of Directors is composed of three independent directors and operates under a written charter, which was adopted by the Board of Directors in April 1999 and amended in April 2000 and which is included in this proxy statement as Appendix A. In 2000, the members of the Audit Committee were Gregory Ennis and William Harding until April 2000 when the new Audit Committee Charter was adopted and Jack Hancock was elected as the third member of the Audit Committee. In October 2000, Sanjay Vaswani was elected as a member of the Audit Committee, filling the vacancy left by Mr. Harding's resignation. In March 2001, Joseph Roebuck was elected as a member of the Audit Committee, filling the vacancy left by Mr. Hancock's resignation. Each of the members of the Audit Committee is independent as defined by the Nasdaq Marketplace Rules.

     The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of an accounting firm to be engaged as the Company's independent accountants. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. Management is responsible for our internal controls and the financial reporting process. The Audit Committee is responsible for monitoring and overseeing these processes.

     In this context, the Audit Committee held four meetings during 2000. The meetings were designed to facilitate and encourage communication between the Audit Committee, management, and the Company's independent public accountants, Deloitte & Touche LLP. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2000 with management and the independent accountants.

     The Audit Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

     The Audit Committee has received and reviewed the written disclosures and the letter from the independent accountants, Deloitte & Touche LLP, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the Audit Committee has discussed with Deloitte & Touche LLP the issue of its independence from Persistence Software.

     Based on the Committee's discussions with management and the independent accountants and the Committee's review of the audited consolidated financial statements, the representations of management and the report of the independent accountants to the Committee, all as noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, filed with the Securities and Exchange Commission.

     The Audit Committee of the Board of Directors of Persistence Software:

                                          /s/ Gregory Ennis
                                          /s/ Joseph Roebuck
                                          /s/ Sanjay Vaswani

           FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

     For the fiscal year ended December 31, 2000, the Company's independent auditor and principal accountant billed the fees set forth below. The Audit Committee of the Board of Directors has considered whether, and concluded that, the non-audit services provided by Deloitte & Touche LLP are compatible with maintaining its independence.

Audit Fees.................................................  $81,208
Financial Information Systems Design and Implementation
  Fees.....................................................  $    --
All Other Fees.............................................  $12,708

                          TRANSACTIONS WITH MANAGEMENT

     The Company entered into change of control agreements with James Barton in February 2000, Mark Palmer in June 2000 and Bonnie Nunke in July 2000. These change of control agreements provide that restricted stock or stock options granted to these officers will immediately accelerate to the extent of 48 additional months of vesting if he or she is terminated without cause or resigns for good reason within 12 months after the Company's change of control. Each agreement terminates with respect to individual officers at the earliest of: (1) four years after his or her commencement of employment, (2) termination of employment with the Company other than after a change of control or (3) a written agreement between the individual officer and the Company to terminate the agreement.

     During 2000, the Company engaged R.B. Webber & Company to perform consulting services on a project by project basis. Jeffrey T. Webber, a former director of the Company, is President of R.B. Webber & Company. In connection with these services, the Company paid R.B. Webber & Company $104,000 in 2000. Mr. Webber resigned from the Board in April 2001.

     The Company has entered into indemnification agreements with its officers and directors containing provisions that may require it to indemnify its officers and directors against liabilities that may arise by reason of their status or service as officers or directors, other than liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceeding against them.

     Please see "Compensation of Executive Officers" section for a description of the Company's severance payment to Barry Goss, who ceased employment in January 2001.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return data for the Company's stock since June 24, 1999 (the effective date of the Company's initial public offering) to the cumulative return over such period of (i) The Nasdaq National Market Composite Index, and (ii) The Nasdaq National Market Computer Index. The graph assumes that $100 was invested on June 24, 1999 in the Common Stock of the Company and in each of the comparative indices and assumes reinvestment of dividends. The graph further assumes that such amount was initially invested in the Common Stock of the Company at a per share price of $11.00, the price to which such stock was first offered to the public by the Company on the date of its initial public offering. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
                        AMONG PERSISTENCE SOFTWARE INC,
                   THE NASDAQ NATIONAL MARKET COMPOSITE INDEX
                 AND THE NASDAQ NATIONAL MARKET COMPUTER INDEX
[PERFORMANCE GRAPH]

                                                                                 NASDAQ NATIONAL             NASDAQ NATIONAL
                                                       PERSISTENCE              MARKET COMPOSITE             MARKET COMPUTER
                                                     SOFTWARE, INC.                   INDEX                       INDEX
                                                     --------------             ----------------             ---------------
6/24/99                                                    100                         100                         100
6/99                                                       124                         105                         107
9/99                                                       260                         108                         116
12/99                                                      205                         160                         179
3/00                                                       181                         180                         208
6/00                                                       165                         156                         180
9/00                                                       100                         143                         163
12/00                                                       40                          96                         100

                                                  6/24/99   6/30/99   9/30/99   12/31/99   3/31/00   6/30/00   9/30/00   12/31/00
                                                  -------   -------   -------   --------   -------   -------   -------   --------
PERSISTENCE SOFTWARE, INC. .....................   $100      $124      $260       $205      $181      $165      $100       $ 40
THE NASDAQ NATIONAL MARKET COMPOSITE INDEX......   $100      $105      $108       $160      $180      $156      $143       $ 96
THE NASDAQ NATIONAL MARKET COMPUTER INDEX.......   $100      $107      $116       $179      $208      $180      $163       $100

               DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR
              ANNUAL MEETING FOR THE YEAR ENDING DECEMBER 31, 2001

     Proposals of stockholders intended to be included in the Company's proxy statement for the annual meeting of stockholders for the year ending December 31, 2001 must be received by Christine Russell, Chief Financial Officer, Persistence Software, Inc., 1720 South Amphlett Boulevard, Third Floor, San Mateo, California, 94402, by January 3, 2002. If the Company is not notified of a stockholder proposal between March 8, 2002 and May 17, 2002, then the proxies held by management of the Company provide discretionary authority to vote against such stockholder proposal, even though such proposal is not discussed in the proxy statement.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during the year ended December 31, 2000, all Reporting Persons complied with all applicable filing requirements, except that Sanjay Vaswani, a director, failed to timely file his report on Form 3, the Initial Statement of Beneficial Ownership, which sets forth all equity securities of the issuer held, directly or indirectly, by an Insider on the date he becomes a Reporting Person.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Proxy Statement incorporates certain documents of the Company by reference that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner, to whom this Proxy Statement is delivered, upon oral or written request, without charge, directed to Christine Russell, Chief Financial Officer, Persistence Software, Inc., 1720 South Amphlett Blvd., Third Floor, San Mateo, California, 94402, telephone number (650) 372-3600. In order to ensure timely delivery of the documents, such requests should be made by May 18, 2001.

                                 OTHER MATTERS

     The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders, or either of them, deem advisable.

     It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                          By Order of the Board of Directors,

                                          /s/ Christine Russell
                                          Christine Russell
                                          Chief Financial Officer and Secretary

May 3, 2001
San Mateo, CA

                                                                      APPENDIX A

                           PERSISTENCE SOFTWARE, INC.

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

PURPOSE

     The purpose of the Audit Committee established by this charter will be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of Persistence Software, Inc. (the "Company"), to provide to the Board of Directors (the "Board") the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, to supervise the finance function of the Company (which will include, among other matters, the Company's investment activities) and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.

     The Audit Committee will undertake those specific duties and responsibilities listed below, and such other duties as the Board from time to time may prescribe.

CHARTER REVIEW

     The Audit Committee will review and reassess the adequacy of this charter at least once per year. This review is initially intended to be conducted at the first Audit Committee meeting following the Company's Annual Meeting of Stockholders, but may be conducted at any time the Audit Committee desires to do so. Additionally, to the extent and in the manner that the Company is legally required to do by the rules of the Securities and Exchange Commission (the "SEC"), this charter (as then constituted) shall be publicly filed.

MEMBERSHIP

     The Audit Committee must be comprised of at least three members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the Company. Each member of the Audit Committee shall be an "independent director," as defined by and to the extent required by the Rules of the National Association of Securities Dealers, Inc. ("NASD").

     Further, each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Notwithstanding the foregoing, one director who is not independent, as defined in the NASD Rules, and who is not a current employee or an immediate family member of such employee, may be appointed to the Audit Committee, if the board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

MEETINGS

     The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company upon the completion of the annual audit, and at such other times as it deems appropriate, to review the independent auditors' examination and management report.

RESPONSIBILITIES

     The responsibilities of the Audit Committee shall include:

           1. Nominating the independent auditors for annual approval by the Board and ratification by the stockholders;

           2. Reviewing the plan for the audit and related services at least annually;

           3. Reviewing audit results and annual and interim financial statements;

           4. Ensuring the receipt of, and reviewing, a written statement from the Company's auditors delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1;

           5. Reviewing and actively discussing with the Company's auditors any disclosed relationship or service that may impact the objectivity and independence of the auditor;

           6. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor;

           7. Overseeing the adequacy of the Company's system of internal accounting controls, including obtaining from the independent auditors management letters or summaries on such internal accounting controls;

           8. Overseeing the effectiveness of the internal audit function;

           9. Overseeing the Company's compliance with the Foreign Corrupt Practices Act;

          10. Overseeing the Company's compliance with SEC requirements for disclosure of auditor's services and Audit Committee members and activities; and

          11. Overseeing the Company's finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company's assets.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it.

     Finally, the Audit Committee shall ensure that the Company's auditors understand both (i) their ultimate accountability to the Board and the Audit Committee, as representatives of the Company's stockholders; and (ii) the Board's and the Audit Committee's ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company's independent auditors (or to nominate the outside auditor to be proposed for stockholder approval in any proxy statement).

REPORTS

     The Audit Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee will also prepare and sign a Report of the Audit Committee for inclusion in the Company's proxy statement for its Annual Meeting of Stockholders.

                           PERSISTENCE SOFTWARE, INC.

                        1999 DIRECTORS' STOCK OPTION PLAN


        1. PURPOSES OF THE PLAN. The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

           All options granted hereunder shall be nonstatutory stock options.

        2. DEFINITIONS. As used herein, the following definitions shall apply:

           (a) "BOARD" means the Board of Directors of the Company.

           (b) "CHANGE OF CONTROL" means a sale of all or substantially all of the Company's assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

           (c) "CODE" means the Internal Revenue Code of 1986, as amended.

           (d) "COMMON STOCK" means the Common Stock of the Company.

           (e) "COMPANY" means Persistence Software, Inc., a Delaware corporation.

           (f) "CONTINUOUS STATUS AS A DIRECTOR" means the absence of any interruption or termination of service as a Director.

           (g) "CORPORATE TRANSACTION" means a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

           (h) "DIRECTOR" means a member of the Board.

           (i) "EMPLOYEE" means any person, including any officer or Director, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

           (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

           (k) "OPTION" means a stock option granted pursuant to the Plan. All options shall be nonstatutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the Code).

           (l) "OPTIONED STOCK" means the Common Stock subject to an Option.

           (m) "OPTIONEE" means an Outside Director who receives an Option.

           (n) "OUTSIDE DIRECTOR" means a Director who is not an Employee.

           (o) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

           (p) "PLAN" means this 1999 Directors' Stock Option Plan.

           (q) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

           (r) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 500,000 Shares of Common Stock (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock that are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option, or any withholding taxes due with respect to such exercise, shall be treated as not issued and shall continue to be available under the Plan. If Shares that were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

        4. ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.

           (a) ADMINISTRATOR. Except as otherwise required herein, the Plan shall be administered by the Board.

           (b) PROCEDURE FOR GRANTS. All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

              (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

              (ii) Each person who becomes an Outside Director after the effective date of this Plan (a "New Outside Director") shall automatically be granted an Option to purchase 20,000 Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy.

              (iii) Each New Outside Director shall automatically be granted an Option to purchase 20,000 Shares (the "Second Option") on the first anniversary of the date such New Outside Director first became an Outside Director, provided his or her Continuous Status as a Director has not terminated on such date.

              (iv) Each New Outside Director shall thereafter automatically be granted an Option to purchase 10,000 Shares (a "Subsequent Option") on the first day of each fiscal year after the date of the Second Option grant, provided his or her Continuous Status as a Director has not terminated on such date.

              (v) Each Outside Director who was an Outside Director prior to the effective date of this Plan shall automatically be granted an Option to purchase 10,000 Shares on the first day of each fiscal year beginning on and after January 1, 2002, provided his or her Continuous Status as a Director has not terminated on such date.

              (vi) Notwithstanding the preceding provisions hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

              (vii) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any grant of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 16 hereof.

           (c) TERMS OF THE OPTIONS. The terms of each Option granted hereunder shall be as follows:

              (i) each Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 below;

              (ii) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of each Option, determined in accordance with Section 8 hereof;

              (iii) each Option shall have a term of ten (10) years from the date of grant thereof unless an Option terminates sooner pursuant to Section 8 below; and

              (iv) each Option shall be exercisable in its entirety immediately upon grant.

           (d) POWERS OF THE BOARD. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 7(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 7 of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

           (e) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

           (f) SUSPENSION OR TERMINATION OF OPTION. If the Chief Executive Officer or his or her designee reasonably believes that an Optionee has committed an act of misconduct, such officer may suspend the Optionee's right to exercise any option pending a determination by the Board (excluding the Outside Director accused of such misconduct). If the Board (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

        5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) above. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

        The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

        6. TERM OF PLAN; EFFECTIVE DATE. The Plan shall become effective on the effectiveness of the registration statement under the Securities Act of 1933, as amended, relating to the Company's initial public offering of securities. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 of the Plan.

        7. EXERCISE PRICE AND CONSIDERATION.

           (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

           (b) FAIR MARKET VALUE. The fair market value shall be determined by the Board; provided however that in the event the Common Stock is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the closing sales price on such system or exchange on the date of grant of the Option (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal, or if there is a public market for the Common Stock but the Common Stock is not traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq") System).

           (c) FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

        8. EXERCISE OF OPTION.

           (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) above; provided however that no Options shall be exercisable prior to stockholder approval of the Plan in accordance with Section 16 below has been obtained.

              An Option may not be exercised for a fraction of a Share.

              An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the

Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

              Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

           (b) TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR. If an Outside Director ceases to serve as a Director, he or she may, but only within ninety
(90) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 4(c) has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

           (c) DISABILITY OF OPTIONEE. Notwithstanding Section 8(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within twelve (12) months from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 4(c) has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

           (d) DEATH OF OPTIONEE. In the event of the death of an Optionee: (A) during the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, or (B) three (3) months after the termination of Continuous Status as a Director, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or the date of termination, as applicable. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 4(c) has expired. To the extent that an Optionee was not entitled to exercise the Option at the date of death or termination or if he or she does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

        9. NONTRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

        10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

            (a) ADJUSTMENT. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of Shares of Common Stock set forth in Sections 4(b) above, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company) or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

            (b) CORPORATE TRANSACTIONS; CHANGE OF CONTROL. In the event of a Corporate Transaction, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of such successor corporation, unless the successor corporation does not agree to assume the outstanding Options or to substitute equivalent options, in which case the Options shall terminate upon the consummation of the transaction.

            For purposes of this Section 10(b), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon such Corporate Transaction or Change of Control, each Optionee would be entitled to receive upon exercise of an Option the same number and kind of shares of stock or the same amount of property, cash or securities as the Optionee would have been entitled to receive upon the occurrence of such transaction if the Optionee had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 10); provided however that if such consideration received in the transaction was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the successor corporation or its Parent equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

            (c) CERTAIN DISTRIBUTIONS. In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

        11. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

        12. AMENDMENT AND TERMINATION OF THE PLAN.

            (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the stockholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation.

            (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

        13. CONDITIONS UPON ISSUANCE OF SHARES. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the legal requirements relating to the administration of stock option plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange or Nasdaq rules or regulations to which the Company may be subject and the applicable laws of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time (the "Applicable Laws"). Such compliance shall be determined by the Company in consultation with its legal counsel.

            As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

        14. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        15. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

        16. STOCKHOLDER APPROVAL. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

                           PERSISTENCE SOFTWARE, INC.

                        1999 DIRECTORS' STOCK OPTION PLAN

                          NOTICE OF STOCK OPTION GRANT


(Optionee)
(Optionee Address 1)
(Optionee Address 2)

        You have been granted an option to purchase Common Stock of Persistence Software, Inc. (the "Company") as follows:

        Date of Grant                             (Grant Date)

        Exercise Price per Share                  (Exercise Price)

        Total Number of Shares Granted            (Shares Granted)

        Total Exercise Price                      (Total Exercise Price)

        Expiration Date                           (Expir Date)

        Vesting Schedule                           This Option may be exercised, in whole or
                                                   in part, at any time after the Date of Grant
                                                   and prior to the earlier of the Expiration
                                                   Date or the end of the Termination Period.

        Termination Period                         This Option may be exercised for 90 days
                                                   after termination of Optionee's Continuous
                                                   Status as a Director, or such longer period as
                                                   may be applicable upon death or Disability
                                                   of Optionee as provided in the Plan, but in
                                                   no event later than the Expiration Date as
                                                   provided above.

        By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 1999 Directors' Stock Option Plan and the Nonstatutory Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE:                                    PERSISTENCE SOFTWARE, INC.



                                             By:
------------------------------                  --------------------------------
Signature
                                             Title:
------------------------------                     -----------------------------
Print Name

                           PERSISTENCE SOFTWARE, INC.

                       NONSTATUTORY STOCK OPTION AGREEMENT



        1. GRANT OF OPTION. The Board of Directors of the Company hereby grants to the Optionee named in the Notice of Stock Option Grant attached as Part I of this Agreement (the "Optionee"), an option (the "Option") to purchase a number of Shares, as set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price"'), subject to the terms and conditions of the 1999 Directors' Stock Option Plan (the "Plan"), which is incorporated herein by reference. (Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Plan.) In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Nonstatutory Stock Option Agreement, the terms and conditions of the Plan shall prevail.

        2. EXERCISE OF OPTION.

           (a) RIGHT TO EXERCISE. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and the applicable provisions of the Plan and this Nonstatutory Stock Option Agreement. In the event of Optionee's death, disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Nonstatutory Stock Option Agreement.

           (b) METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

           No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

        3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

           (a) cash;

           (b) check;

           (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

           (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

        4. SUSPENSION OR TERMINATION OF OPTION.

           (a) MISCONDUCT. If the Chief Executive Officer or his or her designee reasonably believes that an Optionee has committed an act of misconduct, such officer may suspend the Optionee's right to exercise any option pending a determination by the Board (excluding the Outside Director accused of such misconduct). If the Board (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

           (b) TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR. If an Outside Director ceases to serve as a Director, he or she may, but only within ninety
(90) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its Expiration Date set forth in the Notice of Stock Option Grant. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

           (c) DISABILITY OF OPTIONEE. Notwithstanding Section 4(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within twelve (12) months from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its Expiration Date set forth in the Notice of Stock Option Grant. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

           (d) DEATH OF OPTIONEE. In the event of the death of an Optionee:

               (i) During the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as Director for six (6) months after the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its Expiration Date set forth in the Notice of Stock Option Grant.

               (ii) Within three (3) months after the termination of Continuous Status as a Director, the Option may be exercised, at any time within twelve
(12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing, in no event may the option be exercised after its Expiration Date set forth in the Notice of Stock Option Grant.

           To the extent that an Optionee was not entitled to exercise the Option at the date of death or termination, as provided in Section 4(d)(i) or
(ii) above, or if he or she does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

        5. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or pursuant to a domestic relations order (as defined by the Code or the rules thereunder) and may be exercised during the lifetime of Optionee only by the Optionee or a transferee permitted by Section 9 of the Plan. The terms of the Plan and this Nonstatutory Stock Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        6. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Nonstatutory Stock Option Agreement.

        6. TAX CONSEQUENCES. Set forth below is a brief summary of certain federal tax consequences relating to this Option under the law in effect as of the date of grant. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT HIS OR

HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

           (a) EXERCISING THE OPTION. Since this Option does not qualify as an incentive stock option under Section 422 of the Code, the Optionee may incur regular federal (and state) income tax liability upon exercise. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Exercised Shares on the date of exercise over their aggregate Exercise Price.

           (b) DISPOSITION OF SHARES. If the Optionee holds the Option Shares for more than one year, gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. The long-term capital gain will be taxed for federal income tax and purposes at a maximum rate of 20% if the Shares are held more than one year after exercise.

        By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Nonstatutory Stock Option Agreement. Optionee has reviewed the Plan and this Nonstatutory Stock Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Nonstatutory Stock Option Agreement and fully understands all provisions of the Plan and Nonstatutory Stock Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Nonstatutory Stock Option Agreement.

                                        PERSISTENCE SOFTWARE, INC.


                                        By:
---------------------------------          -------------------------------------
(Optionee)                              Title:
                                              ----------------------------------

                                CONSENT OF SPOUSE


        The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Nonstatutory Stock Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Nonstatutory Stock Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Nonstatutory Stock Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Nonstatutory Stock Option Agreement.



                                                   -----------------------------
                                                   Spouse of Optionee

                                    EXHIBIT A

                               NOTICE OF EXERCISE



To:          Persistence Software, Inc.

Attn:        Stock Option Administrator

Subject:     Notice of Intention to Exercise Stock Option


        This is official notice that the undersigned ("Optionee") intends to exercise Optionee's option to purchase __________ shares of Persistence Software, Inc. Common Stock, under and pursuant to the Company's 1999 Directors' Stock Option Plan and the Nonstatutory Stock Option Agreement dated _______________, as follows:

        Grant Number:
                                   ----------------------------------
        Date of Purchase:
                                   ----------------------------------
        Number of Shares:
                                   ----------------------------------
        Purchase Price:
                                   ----------------------------------
        Method of Payment of
        Purchase Price:
                                   ----------------------------------
        Social Security No.:
                                   ----------------------------------
        The shares should be issued as follows:

               Name:
                         ------------------------------
               Address:
                         ------------------------------

                         ------------------------------

                         ------------------------------

               Signed:
                         ------------------------------
               Date:
                         ------------------------------

                           PERSISTENCE SOFTWARE, INC.

                                 1997 STOCK PLAN


                           (Amended December 11, 1997)
                            (Amended April 30, 1998)
                            (Amended January 3, 1999)
                            (Amended April 21, 1999)
                            (Amended January 6, 2000)
                            (Amended April 13, 2000)
                             (Amended June 7, 2001)



        1. PURPOSES OF THE PLAN. The purposes of this 1997 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

        2. DEFINITIONS. As used herein, the following definitions shall apply:

           (a) "ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

           (b) "AFFILIATE" means an entity other than a Subsidiary (as defined below) in which the Company owns a significant interest, directly or indirectly, as determined in the discretion of the Committee, or which, together with the Company, is under common control of a third person or entity.

           (c) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option and restricted stock purchase plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any Stock Exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time; provided, however, that to the extent permitted under such laws, rules, regulations and requirements, the rights of any participant under the Plan shall be determined in accordance with the law of the State of California, without giving effect to principles of conflict of law.

           (d) "BOARD" means the Board of Directors of the Company.

           (e) "CHANGE OF CONTROL" means a sale of all or substantially all of the Company's assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

           (f) "CODE" means the Internal Revenue Code of 1986, as amended.

           (g) "COMMITTEE" means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

           (h) "COMMON STOCK" means the Common Stock of the Company.

           (i) "COMPANY" means Persistence Software, Inc., a Delaware corporation.

           (j) "CONSULTANT" means any person, including an advisor, who renders services to the Company or any Parent, Subsidiary or Affiliate and is compensated for such services, and any Director of the Company whether compensated for such services or not.

           (k) "CONTINUOUS SERVICE" means the absence of any interruption or termination of service as an Employee or Consultant to the Company or a Parent, Subsidiary or Affiliate. Continuous Service shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parent(s), Subsidiaries, Affiliates or their respective successors. Unless otherwise determined by the Administrator or the Company, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of Continuous Service.

           (l) "CORPORATE TRANSACTION" means a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

           (m) "DIRECTOR" means a member of the Board.

           (n) "EMPLOYEE" means any person (including, if appropriate, any Named Executive, Officer or Director) employed by the Company or any Parent, Subsidiary or Affiliate of the Company. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

           (o) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

           (p) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange on the date of determination (or if no trading or bids occurred on the date of determination, on the last trading day prior to the date of determination), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the date of determination (or if no bids occurred on the date of determination, on the last trading day prior to the date of determination); or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

           (q) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

           (r) "LISTED SECURITY" means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

           (s) "NAMED EXECUTIVE" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

           (t) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

           (u) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder.

           (v) "OPTION" means a stock option granted pursuant to the Plan.

           (w) "OPTION AGREEMENT" means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

           (x) "OPTION EXCHANGE PROGRAM" means a program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price.

           (y) "OPTIONED STOCK" means the Common Stock subject to an Option.

           (z) "OPTIONEE" means an Employee or Consultant who receives an Option.

           (aa) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

           (bb) "PARTICIPANT" means any holder of one or more Options or Stock Purchase Rights, or the Shares issuable or issued upon exercise of such awards, under the Plan.

           (cc) "PLAN" means this 1997 Stock Plan.

           (dd) "REPORTING PERSON" means an Officer, Director or greater than 10% shareholder of the Company within the meaning of Rule 16a-2 of the Exchange Act, who is required to file reports pursuant to Rule 16a-3 of the Exchange Act.

           (ee) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

           (ff) "RESTRICTED STOCK PURCHASE AGREEMENT" means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of a Stock Purchase Right granted under the Plan and includes any documents attached to such agreement.

           (gg) "RULE 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

           (hh) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

           (ii) "STOCK EXCHANGE" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

           (jj) "STOCK PURCHASE RIGHT" means the right to purchase Common Stock pursuant to Section 11 below.

           (kk) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

           (ll) "TEN PERCENT HOLDER" means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

        3. STOCK SUBJECT TO THE PLAN. The maximum aggregate number of shares that may be sold under the Plan (as amended June 7, 2001) is 6,455,768 Shares of Common Stock, plus an annual increase on the first day of each of the Company's fiscal years beginning in 2002, 2003, 2004 and 2005 equal to the lesser of (i) 985,000 Shares, (ii) 4.94% of the Shares outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of Shares as is determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock. The number of Shares subject to the Plan set forth in this Section 3 are subject to adjustment in accordance with the provisions of
Section 15 of the Plan.

           If an Option expires or becomes unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock that are retained by the Company upon exercise of an Option or Stock Purchase Right in order to satisfy the exercise or purchase price for such Option or Stock Purchase Right or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan. Notwithstanding any other provision of the Plan, Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right that the Company may have shall not be available for future grant under the Plan.

        4. ADMINISTRATION OF THE PLAN.

           (a) GENERAL. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers (who may (but need not) be Officers) to grant Options or Stock Purchase Rights to Employees and Consultants (other than Consultants who are Directors).

           (b) ADMINISTRATION WITH RESPECT TO REPORTING PERSONS AND NAMED EXECUTIVES. With respect to Options granted to Reporting Persons and Named Executives, the Plan may (but need not) be administered so as to permit grants of Options to Reporting Persons to qualify for the exemption set forth in Rule 16b-3 and to permit grants of Options to Named Executives to qualify as performance-based compensation under Section 162(m) of the Code, and otherwise so as to satisfy the Applicable Laws.

           (c) COMMITTEE COMPOSITION. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan pursuant to Section 4(b) above, to the extent permitted or required by Rule 16b-3 and
Section 162(m) of the Code.

           (d) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(p) of the Plan;

               (ii) to select the Employees and Consultants to whom Options and Stock Purchase Rights or any combination thereof may from time to time be granted;

               (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted;

               (iv) to determine the number of Shares of Common Stock to be covered by each such award granted;

               (v) to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Optioned Stock, Stock Purchase Right or Restricted Stock, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(f) instead of Common Stock;

               (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted and to make any other amendments or adjustments to any Option that the Administrator determines, in its discretion and under the authority granted to it under the Plan, to be necessary or advisable, provided however that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

               (ix) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights;

               (x) to initiate an Option Exchange Program;

               (xi) to construe and interpret the terms of the Plan and awards granted under the Plan; and

               (xii) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options or Stock Purchase Rights to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

           (e) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

        5. ELIGIBILITY.

           (a) RECIPIENTS OF GRANTS. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided however that Employees of Affiliates shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option or Stock Option Right may, if he or she is otherwise eligible, be granted additional Options or Stock Purchase Rights.

           (b) TYPE OF OPTION. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date of grant of such Option. In the event any Option designated as an Incentive Stock Option fails to meet the requirements set forth in this Plan for an Incentive Stock Option or as required to qualify as an incentive stock option within the meaning of Code Section 422, such Option shall not be void but instead shall be deemed a Nonstatutory Stock Option.

           (c) NO EMPLOYMENT RIGHTS. The Plan shall not confer upon any Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

        6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 16 of the Plan.

        7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided however that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of such Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

        8. LIMITATION ON GRANTS TO EMPLOYEES. Subject to adjustment as provided in Section 13 below, the maximum number of Shares which may be subject to Options and Stock Purchase Rights granted to any one Employee under this Plan for any fiscal year of the Company shall be 2,000,000.

        9. OPTION EXERCISE PRICE AND CONSIDERATION.

           (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

               (i) In the case of an Incentive Stock Option

                   (A) granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

                   (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option

                   (A) granted prior to the date, if any, on which the Common Stock becomes a Listed Security to a person who is at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator;

                   (B) granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code; or

                   (C) granted prior to the date, if any, on which the Common Stock becomes a Listed Security to any person other than a Named Executive or a Ten Percent Holder, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by Applicable Law and, if not so required, shall be such price as is determined by the Administrator.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a Corporate Transaction.

           (b) PERMISSIBLE CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of
(1) cash; (2) check; (3) delivery of Optionee's promissory note with such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate; (4) cancellation of indebtedness; (5) surrender of other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid a charge to the Company's earnings) or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised; (6) authorization by the Optionee for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; (7) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the Option and prompt delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable withholding taxes; (8) any combination of the foregoing methods of payment; or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under the Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider whether acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may refuse to accept a particular form of consideration at the time of any Option exercise if, in its sole discretion, acceptance of such form of consideration is not in the best interests of the Company at such time.

        10. EXERCISE OF OPTION.

           (a) VESTING. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the terms of the Plan, and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee; provided however that, if required by the Applicable Laws, any Option granted prior to the date, if any, upon which the Common Stock becomes a Listed Security shall become exercisable at a rate of at least 20% per year over five years from the date the Option is granted. In the event that any of the Shares issued upon exercise of an Option (which exercise occurs prior to the date, if any, upon which the Common Stock becomes a Listed Security) should be subject to a right of repurchase in the

Company's favor, such repurchase right shall, if required by the Applicable Laws, lapse at the rate of at least 20% per year over five years from the date the Option is granted. Notwithstanding the above, in the case of an Option granted to an officer (including but not limited to Officers), Director or Consultant, the Option may become exercisable, or a repurchase right, if any, in favor of the Company shall lapse, at any time or during any period established by the Administrator. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided however that in the absence of such determination, vesting of Options shall be tolled during any such leave.

           (b) PROCEDURE FOR EXERCISE. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

           (c) RIGHTS AS A SHAREHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 15 of the Plan.

           (d) TERMINATION OF CONTINUOUS SERVICE. In the event of termination of an Optionee's Continuous Service, such Optionee's right to exercise the Option shall cease and the Option shall forthwith become void and cease to have effect, except as set forth specifically in the Option Agreement. Notwithstanding the foregoing, if required by the Applicable Laws, any Option granted prior to the date, if any, upon which the Common Stock becomes a Listed Security shall be exercisable by the Optionee for a period of time following the termination of the Optionee's Continuous Service as follows:

               (i) In the event of termination of Continuous Service for reasons other than the Optionee's disability or death, the Option shall be exercisable by the Optionee following such termination for a period of not less than thirty
(30) days, as is determined by the Administrator (with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option), after the date of such termination of Continuous Service (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), to the extent that the Optionee was entitled to exercise it at the date of such termination. If an Option Agreement provides that an Incentive Stock Option may be exercised more than three (3) months after the termination of the Optionee's Continuous Service, to the extent that such Optionee fails to exercise such Option within three (3) months of the date of such termination, such Option thereafter shall be treated as a Nonstatutory Stock Option. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

               (ii) In the event of termination of Continuous Service as a result of Optionee's disability, such Optionee may, but only within six (6) months (or such longer period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

               (iii) In the event of the death of an Optionee prior to termination of his or her Continuous Service, the Option may be exercised at any time within six (6) months (or such longer period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement) by such Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date of termination of the Optionee's Continuous Service. To the extent that the Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if the Optionee does not exercise such Option to the extent so entitled within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

           (e) EXTENSION OF EXERCISE PERIOD. The Administrator shall have full power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee's Continuous Service from the periods set forth in Sections 10(b), 10(c) and 10(d) above or in the Option Agreement to such greater time as the Board shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

           (f) BUY-OUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time such offer is made.

        11. STOCK PURCHASE RIGHTS.

           (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the consideration to be paid, and the time within which such person must accept such offer, which shall in no event exceed 30 days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. In the case of a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security and if required by the Applicable Laws at such time, the purchase price of Shares subject to such Stock Purchase Rights shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer, or, in the case of a Ten Percent Holder, the price shall not be less than 100% of the Fair Market Value of the Shares as of the date of the offer. The offer to purchase Shares subject to Stock Purchase Rights shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

           (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company an irrevocable, exclusive option (the "Repurchase Option") exercisable upon the termination of the purchaser's Continuous Service. The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original purchase price paid by the purchaser and may be paid by cash, check or cancellation of any indebtedness of the purchaser to the Company, at the Company's option. The Repurchase Option shall lapse at such rate as the Administrator may determine; provided however that with respect to a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security to a purchaser who is not an officer (including an Officer), Director or Consultant of the Company or of any Parent or Subsidiary of the Company, such Repurchase Option shall lapse at a minimum rate of 20% of the Shares subject to the Stock Purchase Right if required by the Applicable Laws.

           (c) OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

           (d) RIGHTS AS A SHAREHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 15 of the Plan.

        12. TAXES.

           (a) As a condition of the exercise of an Option or Stock Purchase Right granted under the Plan, the Participant (or in the case of the Participant's death, the person exercising the Option or Stock Purchase Right) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of Option or Stock Purchase Right and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

           (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option or Stock Purchase Right.

           (c) This Section 12(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Purchase Right that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, applicable to the exercise. For purposes of this Section 12, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").

           (d) At the discretion of the Administrator, a Participant may satisfy his or her tax withholding obligations arising in connection with an Option by one or some combination of the following methods: (i) by cash payment; (ii) by payroll deduction out of the Optionee's current compensation; or (iii) if permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option or Stock Purchase Right by surrendering to the Company Shares that (A) in the case of Shares previously acquired from the Company, have been owned by the Participant for more than six (6) months on the date of surrender, and (B) have a Fair Market Value determined as of the applicable Tax Date equal to the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, applicable to the exercise.

           (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 12(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 12(d) above must be made on or prior to the applicable Tax Date.

           (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

        13. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Options and Stock Purchase Rights may not be transferred or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a domestic relations order (as defined by the Code or the rules thereunder); provided that, after the date, if any, upon which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option or Stock Purchase Right may be exercised, during the lifetime of the holder of Option or Stock Purchase Right, only by such holder or a transferee permitted by this
Section 13.

        14. TIME OF GRANTING OPTIONS AND STOCK PURCHASE RIGHTS. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such later date as is determined by the Administrator; provided however that in the case of an Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

        15. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, CORPORATE TRANSACTIONS AND CERTAIN OTHER TRANSACTIONS.

           (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, the number of Shares set forth in Sections 3 and 8 above, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per Share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock (including any change in the number of Shares of Common Stock effected in connection with a change of domicile of the Company), or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option or Stock Purchase Right.

           (b) DISSOLUTION OR LIQUIDATION. In the event of the dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not previously been exercised, each outstanding Option or Stock Purchase Right shall terminate immediately prior to the consummation of such action, unless otherwise provided by the Administrator.

           (c) CORPORATE TRANSACTIONS; CHANGE OF CONTROL. In the event of a Corporate Transaction, including a Change of Control, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of such successor corporation (such entity, the "Successor Corporation"), unless the Successor Corporation does not agree to such assumption or substitution, in which case such Options and Stock Purchase Rights shall terminate upon consummation of the transaction.

               For purposes of this Section 15(c), an Option or a Stock Purchase Right shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each holder of an Option or Stock Purchase Right would be entitled to receive upon exercise of the Option or Stock Purchase Right the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option or the Stock Purchase Right at such time (after giving effect to any adjustments in the number of Shares covered by the Option or Stock Purchase Right as provided for in this Section 15); provided however that if the consideration received in the transaction is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the Option or Stock Purchase Right to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

           (d) CERTAIN DISTRIBUTIONS. In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option or Stock Purchase Right to reflect the effect of such distribution.

        16. AMENDMENT AND TERMINATION OF THE PLAN.

           (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend, discontinue or terminate the Plan. To the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such as degree as required.

           (b) EFFECT OF AMENDMENT OR TERMINATION. Except as provided in Section 15, no amendment, suspension or termination of the Plan shall materially and adversely affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by such Optionee and the Company. Except as provided in Section 15, no amendment, suspension or termination of the Plan shall materially and adversely affect Stock Purchase Rights already granted, or the holder of Restricted Stock acquired pursuant to a Stock Purchase Right, unless mutually agreed otherwise between the holder of the Stock Purchase Right and the Company, which agreement must be in writing and signed by such holder and the Company.

        17. CONDITIONS UPON ISSUANCE OF SHARES. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel.

           As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by Applicable Laws.

        18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        19. AGREEMENTS. Options and Stock Purchase Rights shall be evidenced by Option Agreements and Restricted Stock Purchase Agreements, respectively, in such form(s) as the Administrator shall from time to time approve.

        20. SHAREHOLDER APPROVAL. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

        21. INFORMATION AND DOCUMENTS TO OPTIONEES AND PURCHASERS. Prior to the date, if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         OF PERSISTENCE SOFTWARE, INC.
         FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 7, 2001

   The undersigned stockholder of Persistence Software, Inc., a Delaware corporation, (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 3, 2001, and hereby appoints Christopher T. Keene and Christine Russell, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Persistence Software, Inc. to be held on Thursday, June 7, 2001, at 2:00 p.m., local time, at the Marriott Hotel, 1770 South Amphlett Boulevard, San Mateo, California, 94402, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

   1. ELECTION OF SANJAY VASWANI AS A CLASS II DIRECTOR:
            [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

   2. TO APPROVE THE AMENDMENTS TO THE COMPANY'S 1997 STOCK PLAN: (1) TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN, EFFECTIVE AS OF THE ANNUAL MEETING DATE, BY 145,000 SHARES, AND (2) TO INCREASE THE NUMBER OF SHARES BY WHICH THIS PLAN SHALL BE AUTOMATICALLY INCREASED (THE "EVERGREEN PROVISION") ON THE FIRST DAY OF EACH YEAR BEGINNING IN 2002, 2003, 2004 AND 2005 FROM (i) THE LESSER OF 840,000 SHARES, 4.33% OF THE OUTSTANDING SHARES OF COMMON STOCK ON THE LAST DAY OF THE IMMEDIATELY PRECEDING YEAR OR SUCH LESSER NUMBER OF SHARES AS DETERMINED BY THE BOARD OF DIRECTORS, TO (ii) THE LESSER OF 985,000 SHARES, 4.94% OF THE OUTSTANDING SHARES OF COMMON STOCK ON THE LAST DAY OF THE IMMEDIATELY PRECEDING YEAR, OR SUCH LESSER NUMBER OF SHARES AS DETERMINED BY THE BOARD OF DIRECTORS.

                      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

   3. TO APPROVE THE AMENDMENT OF THE COMPANY'S 1999 DIRECTORS STOCK OPTION PLAN (THE "DIRECTORS PLAN"): (i) TO INCREASE THE NUMBER OF SHARES UNDERLYING EACH SUBSEQUENT OPTION (AS DEFINED IN THE DIRECTORS PLAN) AUTOMATICALLY GRANTED TO NON-EMPLOYEE DIRECTORS WHO BECOME MEMBERS OF THE BOARD OF DIRECTORS AFTER JUNE 24, 1999 (THE EFFECTIVE DATE OF THE COMPANY'S INITIAL PUBLIC OFFERING) FROM (A) AN OPTION TO PURCHASE 4,000 SHARES OF COMMON STOCK ON THE FIRST DAY OF EACH FISCAL YEAR BEGINNING AT LEAST TWO YEARS AFTER THE DATE SUCH PERSON BECOMES A MEMBER OF THE BOARD OF DIRECTORS, TO
      (B) AN OPTION TO PURCHASE 10,000 SHARES OF COMMON STOCK ON THE FIRST DAY OF EACH FISCAL YEAR AFTER THE DATE OF THE SECOND OPTION GRANT (AS DEFINED IN THE DIRECTORS PLAN), AND (ii) TO INCREASE THE NUMBER OF SHARES UNDERLYING EACH OPTION AUTOMATICALLY GRANTED TO NON-EMPLOYEE DIRECTORS WHO BECAME MEMBERS OF THE BOARD OF DIRECTORS ON OR BEFORE THE EFFECTIVE DATE OF THE COMPANY'S INITIAL PUBLIC OFFERING FROM (A) AN OPTION TO PURCHASE 4,000 SHARES OF COMMON STOCK ON THE FIRST DAY OF EACH FISCAL YEAR, TO (B) AN OPTION TO PURCHASE 10,000 SHARES OF COMMON STOCK ON THE FIRST DAY OF EACH FISCAL YEAR:

                      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

        PLEASE COMPLETE AND SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY

    4. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE, LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2001:

                       [ ]  FOR    [ ]  AGAINST    [ ]  ABSTAIN

and, in their discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF THE CLASS II DIRECTOR; (2) FOR THE APPROVAL OF THE AMENDMENTS TO THE COMPANY'S 1997 STOCK PLAN, (3) FOR APPROVAL OF THE AMENDMENT OF THE COMPANY'S 1999 DIRECTORS' STOCK OPTION PLAN,
(4) FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE, LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2001, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                                                      DATE: __________________

                                                      ________________________
                                                              SIGNATURE

                                                      DATE: __________________

                                                      ________________________
                                                              SIGNATURE

                                                      (THIS PROXY SHOULD BE
                                                      MARKED, DATED, SIGNED BY
                                                      THE STOCKHOLDER(S) EXACTLY
                                                      AS HIS OR HER NAME APPEARS
                                                      HEREON, AND RETURNED
                                                      PROMPTLY IN THE ENCLOSED
                                                      ENVELOPE. PERSONS SIGNING
                                                      IN A FIDUCIARY CAPACITY
                                                      SHOULD SO INDICATE. IF
                                                      SHARES ARE HELD BY JOINT
                                                      TENANTS OR AS COMMUNITY
                                                      PROPERTY, BOTH SHOULD
                                                      SIGN.)